As filed with the Securities and Exchange Commission on April 29, 2011
1933 Act File No. 033-11387
1940 Act File No. 811-04984

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 109	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 108	☑
(Check appropriate box or boxes.)
AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President	With copies to:
4151 Amon Carter Boulevard	Francine J. Rosenberger, Esq.
MD 2450	K&L Gates LLP
Fort Worth, Texas 76155	1601 K Street, NW
(Name and Address of Agent for Service)	Washington, D.C. 20006-1601
It is proposed that this filing will become effective (check appropriate box)
     ☑ immediately upon filing pursuant to paragraph (b)
     ☐ on (date) pursuant to paragraph (b)
     ☐ 60 days after filing pursuant to paragraph (a)(1)
     ☐ on (date) pursuant to paragraph (a)(1)
     ☐ 75 days after filing pursuant to paragraph (a)(2)
     ☐ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
     ☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has adopted a master-feeder operating structure for three of its series. This Post-Effective Amendment includes signature pages for the Quantitative Master Series LLC and the State Street Master Funds, the master trusts, and the American Beacon Funds, the feeder trust.

AMERICAN BEACON FUNDS
CONTENTS OF REGISTRATION STATEMENT
This registration statement is comprised of the following:
Cover Sheet
Contents of Registration Statement
Prospectus for the Institutional Class of the S&P 500 Index Fund, Small Cap Index Fund and International Equity Index Fund and the Investor Class of the S&P 500 Index Fund
Statement of Additional Information for the Institutional Class of the S&P 500 Index Fund, Small Cap Index Fund and International Equity Index Fund and the Investor Class of the S&P 500 Index Fund
Part C
Signature Pages
Exhibits

PROSPECTUS

April 29, 2011

S&P 500 Index Fund
INSTITUTIONAL CLASS [AASPX]
INVESTOR CLASS [AAFPX]

Small Cap Index Fund
INSTITUTIONAL CLASS [ASCIX]

International Equity Index Fund
INSTITUTIONAL CLASS [AIIIX]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merits of the Fund. To state otherwise is a criminal offense.

Prospectus
i

American Beacon

S&P 500® Index FundSM

Investment Objective

The Fund’s investment objective is to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (“S&P 500 Index” or “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)1

	Share classes
	Institutional	Investor
Management fees	0.045%	0.045%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.085%	0.555%

Total annual fund operating expenses	0.130%	0.60%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the Equity 500 Index Portfolio of State Street Master Funds.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Institutional	$13	$42	$73	$166
Investor	$61	$192	$335	$750

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund invests substantially all of its investable assets in the State Street Equity 500 Index Portfolio (The “Equity 500 Index Portfolio” or the “Portfolio”), therefore, the portfolio turnover rate is that of the State Street Equity 500 Index Portfolio. During the most recent fiscal year, the turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing substantially all of its investable assets in the Equity 500 Index Portfolio which has the same investment objective as, and investment policies that are substantially similar to those of the Fund. The discussion below refers to investments made by the Portfolio. For easier reading, in this Prospectus, the term “Fund” includes the Portfolio.

The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The Index is a well-known stock market index that includes common stocks of 500 companies from a number of industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using a “passive” or “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500 Index.

The Portfolio generally intends to invest in all 500 stocks comprising the S&P 500 Index in approximate proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Portfolio may purchase a sample of the stocks in the Index in proportions expected by the Adviser to track generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Portfolio may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Under normal market conditions the Portfolio will not invest less than 80% of its total assets in stocks in the Index.

In addition, the Portfolio may at times purchase or sell futures contracts on the Index, or options on those

Prospectus	Summary

American Beacon

S&P 500® Index FundSM — (continued)

futures, in lieu of investing directly in the stocks making up the Index. The Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Portfolio may also purchase or sell options or enter into swap transactions to assist in replicating the performance of the Index. The Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio.

The Portfolio may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Since the Portfolio invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Portfolio’s investments in stocks will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions. From time to time, certain securities held by the Portfolio may have limited marketability and may be difficult to sell at favorable times or prices. If the Portfolio is forced to sell such securities to meet redemption requests or other cash needs, the Portfolio may have to sell them at a loss.

Large Cap Stock Risks
Because the S&P 500 Index includes mainly large U.S. companies, the Portfolio’s emphasis on securities issued by large capitalization companies makes it susceptible to the risks of investing in larger companies. For example, larger companies may be unable to respond as quickly as smaller companies to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Tracking Error Risk
The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. Other factors that may affect the Portfolio’s ability to match the return of the Index include a temporary lack of liquidity in the markets for the securities held by the Portfolio, the different closing times of international and U.S. markets, and different valuation methodologies employed by the Portfolio and the Index. In addition, the return on the sample of securities purchased by the Portfolio, or futures or other derivative positions taken by the Portfolio, to replicate the performance of the Index may not correlate precisely with the return on the Index. The Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions.

Derivatives Risk
Derivatives may involve significant risk and have the potential for losses in excess of the principal amount invested. Derivatives may be illiquid and may be more volatile than other types of investments. The Portfolio may buy derivatives not traded on an exchange which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counterparty credit risk, which is the risk that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result the Portfolio may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. In addition, the Portfolio’s investments in derivatives are subject to the following risks:

•	Futures. There may be an imperfect correlation between the changes in market value of the securities held by the Portfolio and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

•	Hedging Risk. If the Portfolio uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Portfolio’s return, or create a loss.

•	Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

•	Swap Agreements. Swaps are subject to counterparty risk. Credit default swaps, including credit default

Summary	Prospectus
2

American Beacon

S&P 500® Index FundSM — (continued)

swaps on baskets of securities (such as the CDX indices), are subject to credit risk on the underlying investment. Equity swaps are subject to market risk. Total return swaps may be subject to credit risk and market risk.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you could lose money by investing in the Fund.

Passive Strategy/Index Risk
The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy.

Securities Lending Risk
The Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Equity Security Risk
Equity securities generally are subject to market risk. The Portfolio’s investments in equity securities include common stock and securities convertible into common stock. Common stock ranks bellow preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly or indirectly relating to that company. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value.

Master/Feeder Structure Risk
Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the S&P 500 Index Portfolio, which has substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the corresponding Master Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Master Portfolio.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper S&P 500 Objective Funds Index, a composite of funds comparable to the Fund. The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prospectus	Summary
3

American Beacon

S&P 500® Index FundSM — (continued)

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	15.93%
(1/1/01 through 12/31/10)	(2nd Quarter 2009)
Lowest Quarterly Return:	-21.93%
(1/1/01 through 12/31/10)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2010
	Inception Date
	of Class
Institutional Class	12/31/1996	1 Year	5 Years	10 Years
Return Before Taxes		14.96%	2.25%	1.28%
Return After Taxes on Distributions		14.61%	1.94%	0.94%
Return After Taxes on Distributions and Sale of Fund Shares		10.12%	1.89%	1.00%

Share class	Inception Date
(before taxes)	of Class	1 Year	5 Years	10 Years
Investor	3/2/1998	14.43%	1.78%	0.83%

Indexes (reflects no deduction for fees,
expenses or taxes)	1 Year	5 Years	10 Years
S&P 500 Index	15.06%	2.29%	1.41%
Lipper S&P 500 Objective Funds Index	14.70%	2.08%	1.16%

1	After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
American Beacon Advisors, Inc. serves as the Manager of the Fund. The Manager invests substantially all of the Fund’s investable assets in the State Street Equity 500 Index Portfolio which is advised by SSgA Funds Management, Inc. (“SSgA FM”).

Portfolio Managers

American Beacon Advisors, Inc.

Gene Needles, Jr., President & CEO	Since 2011
Wyatt L. Crumpler, Vice President, Asset Management	Since 2007
Cynthia M. Thatcher, Portfolio Manager	Since 1999

SSgA Funds Management, Inc.

John Tucker, Head of US Equity Markets	Since 2007
Karl Schneider, Senior Portfolio Manager	Since 2000

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase or exchange into the Fund is $250,000 for Institutional Class shares and $2,500 for Investor Class shares. The minimum subsequent investment is $500 if the investment is made by wire for the Investor Class. No minimum applies to subsequent investments by wire for the Institutional Class. The minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Summary	Prospectus
4

American Beacon

S&P 500® Index FundSM — (continued)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	Summary
5

American Beacon

Small Cap Index FundSM

Investment Objective

The Fund’s investment objective is to match the performance of the Russell 2000® Index (the “Russell 2000 Index” or “Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share classes
Institutional
Management fees[1]	0.01%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.17%

Total annual fund operating expenses[1]	0.18%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s shares of the allocated expenses of the Small Cap Index Series (“Portfolio”) of the Quantitative Master Series LLC.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Institutional	$18	$58	$101	$230

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund invests all of its investable assets in the Small Cap Index Series of the Quantitative Master Series LLC, therefore, the portfolio turnover rate is that of the Master Small Cap Index Series. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing substantially all of its investable assets in the Small Cap Index Series (“Portfolio”) of the Quantitative Master Series LLC (“Index Trust”). The discussion below refers to investments made by the Portfolio. For easier reading, in this Prospectus, the term “Fund” includes the Portfolio.

The Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership, as determined by the Frank Russell Company. As of December 31, 2010, the market capitalizations of the companies in the Russell 2000 Index ranged from $24 million to $5.0 billion. The Portfolio will be substantially invested in securities in the Russell 2000 Index, and under normal circumstances will invest at least 80% of its assets in securities or other financial instruments or portions thereof, which are components of or have economic characteristics similar to the securities in the Russell 2000 Index. The Fund is also a non-diversified fund.

Using a statistical sampling technique, the Portfolio invests in a sample of the stocks included in the Russell 2000 Index and aims to create a portfolio that approximates the performance of the Russell 2000 Index. The Portfolio does not invest in all of the common stocks in the Russell 2000 Index, or in the same weightings as in the Russell 2000 Index and so has fewer transaction costs than it would incur through full replication. The Portfolio chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 Index as a whole.

In addition, the Portfolio may at times invest a significant portion of its assets in options or futures contracts linked to the performance of the Index. These derivatives allow the Portfolio to increase or decrease exposure to the Index quickly and at less cost than buying or selling stocks. The Portfolio may invest in options, futures and other derivative investments in order to gain market exposure quickly in the event of subscriptions, to

Summary	Prospectus
6

American Beacon

Small Cap Index FundSM — (continued)

maintain liquidity in the event of redemptions and to keep trading costs low. The Portfolio may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the Index. The Portfolio may use derivatives for hedging purposes, including anticipatory hedges, and to seek to enhance returns. The Portfolio is not required to use hedging and may choose not to do so. The Portfolio may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Since the Portfolio invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Portfolio’s investments in stocks will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions. From time to time, certain securities held by the Portfolio may have limited marketability and may be difficult to sell at favorable times or prices. If the Portfolio is forced to sell such securities to meet redemption requests or other cash needs, the Portfolio may have to sell them at a loss.

Tracking Error Risk
The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. Other factors that may affect the Portfolio’s ability to match the return of the Index include a temporary lack of liquidity in the markets for the securities held by the Portfolio, the different closing times of international and U.S. markets, and different valuation methodologies employed by the Portfolio and the Index. In addition, the return on the sample of stocks purchased by the Portfolio, or futures or other derivative positions taken by the Portfolio, to replicate the performance of the Index may not correlate precisely with the return on the Index. The Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions.

Non-Diversification Risk
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Passive Strategy/Index Risk
The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy.

Securities Lending Risk
To the extent the Portfolio lends its securities, it may be subject to the following risk. Borrowers of the Portfolio’s securities typically provide collateral in the form of securities issued or guaranteed by the U.S. Government or cash that is reinvested in securities. The securities received as collateral or the securities in which cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Derivatives Risk
Derivatives may involve significant risk and have the potential for losses in excess of the principal amount invested. Derivatives may be illiquid and may be more volatile than other types of investments. The Portfolio

Prospectus	Summary
7

American Beacon

Small Cap Index FundSM — (continued)

may buy derivatives not traded on an exchange which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counterparty credit risk, which is the risk that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result the Portfolio may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. In addition, the Portfolio’s investments in derivatives are subject to the following risks:

•	Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Portfolio and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

•	Hedging Risk. If the Portfolio uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Portfolio’s return, or create a loss.

•	Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

•	Swap Agreements. Swaps are subject to counterparty risk. Credit default swaps, including credit default swaps on baskets of securities (such as the CDX indices), are subject to credit risk on the underlying investment. Equity swaps are subject to market risk. Total return swaps may be subject to credit risk and market risk.

Equity Security Risk
Equity securities generally are subject to market risk. The Portfolio’s investments in equity securities may include common stock, preferred stock, securities convertible into common stock and real estate investment trusts (“REITs”). Common stock ranks bellow preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly or indirectly relating to that company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, preferred stock and convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Short Sale Risk
Short sales may involve the potential loss of more money than the actual cost of the investment. Third parties to a short sale may fail to honor the contract terms, causing a loss to the Portfolio.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you could lose money by investing in the Fund.

Master/Feeder Structure Risk
Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Master Portfolio with substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the corresponding Master Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Master Portfolio.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Summary	Prospectus
8

American Beacon

Small Cap Index FundSM — (continued)

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	23.23%
(1/1/01 through 12/31/10)	(2nd Quarter 2003)
Lowest Quarterly Return:	-25.96%
(1/1/01 through 12/31/10)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2010
	Inception Date
	of Class
Institutional Class	7/31/2000	1 Year	5 Years	10 Years
Return Before Taxes		27.05%	4.47%	6.24%
Return After Taxes on Distributions		26.84%	3.68%	5.57%
Return After Taxes on Distributions and Sale of Fund Shares		17.87%	3.60%	5.21%

Indexes (reflects no deduction for
fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 2000® Index	26.85%	4.47%	6.33%
Lipper Small-Cap Core Funds Index	25.71%	4.76%	6.95%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
American Beacon Advisors, Inc. serves as the Manager of the Fund.

The Manager invests all of the Fund’s investable assets in the Master Small Cap Index Series of the Index Trust which is advised by BlackRock Advisors, LLC (“BlackRock”).

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr., President & CEO	Since 2011
Wyatt L. Crumpler, Vice President, Asset Management	Since 2007
Cynthia M. Thatcher, Portfolio Manager	Since Fund Inception (2000)

BlackRock Advisors, LLC
Edward Corallo, Portfolio Manager/ Managing Director	Since 2010
Christopher Bliss, CFA, Portfolio Manager/Managing Director	Since 2011
Jennifer Hsui, CFA, Portfolio Manager/ Managing Director	Since 2011
Creighton Jue, CFA, Portfolio Manager/ Managing Director	Since 2011

Purchase and Sale of Fund Shares

The American Beacon Small Cap Index Fund closed to new investors on September 1, 2010. Existing shareholders may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Existing shareholders may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. Existing shareholders also may purchase, redeem or exchange shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum subsequent investment is $50 if the investment is made by ACH, check or exchange. No minimum applies to subsequent investments by wire.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Prospectus	Summary
9

American Beacon

Small Cap Index FundSM — (continued)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary	Prospectus
10

American Beacon

International Equity Index FundSM

Investment Objective

The Fund’s investment objective is to match the performance of the Morgan Stanley Capital International EAFE Index (the “MSCI EAFE Index” or “Index”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share class
Institutional
Management fees[1]	0.01%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.20%

Total annual fund operating expenses[1]	0.21%

[1]	The fees and expenses and the example shown in the table that follows include both the expenses of the Fund and the Fund’s shares of the allocated expenses of the International Index Series (“Portfolio”) of the Quantitative Master Series LLC.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
Institutional	$22	$68	$118	$268

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund invests all if its investable assets in the Master International Index Series of the Quantitative Master Series LLC, therefore, the portfolio turnover rate is that of the Master International Index Series. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing substantially all of its investable assets in the Master International Index Series (“Portfolio”) of the Quantitative Master Series LLC (“Index Trust”). The discussion below refers to investments made by the Portfolio. For easier reading, in this Prospectus, the term “Fund” includes the Portfolio.

The Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index. The MSCI EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside of North America. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the countries in the Index is based upon each country’s relative market capitalization, and not its gross domestic product. This means that the Index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom), which in turn, will have the most effect on the Index’s performance.

The Portfolio will be substantially invested in securities in the Index, and under normal circumstances will invest at least 80% of its assets in securities or other financial instruments or portions thereof, which are components of or have economic characteristics similar to the securities included in the Index. The Fund is also a non-diversified fund.

The Portfolio invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common stock. The Portfolio will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. The Portfolio may not, however, invest in all of the companies within a country, represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. Instead, using a statistical sampling technique, the Portfolio may invest in a sample of equity securities included in the MSCI EAFE Index and in derivative instruments that correlate with components of the MSCI EAFE Index as a whole. The

Prospectus	Summary
11

American Beacon

International Equity Index FundSM — (continued)

Portfolio aims to create a portfolio that approximates the performance of the MSCI EAFE Index with fewer transaction costs than would be incurred through full replication.

In addition, the Portfolio may at times invest a significant portion of its assets in options or futures contracts linked to the performance of the Index. These derivatives allow the Portfolio to increase or decrease exposure to the Index quickly and at less cost than buying or selling stocks. The Portfolio may invest in options, futures and other derivative investments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. The Portfolio may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the Index. The Portfolio may use derivatives for hedging purposes, including anticipatory hedges, and to seek to enhance returns. The Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. The Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. The Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

The Portfolio is not required to use hedging and may choose not to do so. The Portfolio may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Since this Portfolio invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Portfolio’s investments in stocks of a particular country will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of that country. From time to time, certain securities held by the Portfolio may have limited marketability and may be difficult to sell at favorable times or prices. If the Portfolio is forced to sell such securities to meet redemption requests or other cash needs, the Portfolio may have to sell them at a loss.

Foreign Investing Risk
Oversees investing caries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Tracking Error Risk
The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. Other factors that may affect the Portfolio’s ability to match the return of the Index include a temporary lack of liquidity in the markets for the securities held by the Portfolio, the different closing times of international and U.S. markets, and different valuation methodologies employed by the Portfolio and the Index. In addition, the return on the sample of stocks purchased by the Portfolio, or futures or other derivative positions taken by the Portfolio, to replicate the performance of the Index may not correlate precisely with the return on the Index. The Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions.

Non-Diversification Risk
The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Summary	Prospectus
12

American Beacon

International Equity Index FundSM — (continued)

Derivatives Risk
Derivatives may involve significant risk and have the potential for losses in excess of the principal amount invested. Derivatives may be illiquid and may be more volatile than other types of investments. The Portfolio may buy derivatives not traded on an exchange which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counterparty credit risk, which is the risk that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result the Portfolio may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. In addition, the Portfolio’s investments in derivatives are subject to the following risks:

•	Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Portfolio and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

•	Hedging Risk. If the Portfolio uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Portfolio’s return, or create a loss.

•	Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

•	Swap Agreements. Swaps are subject to counterparty risk. Credit default swaps, including credit default swaps on baskets of securities (such as the CDX indices), are subject to credit risk on the underlying investment. Equity swaps are subject to market risk. Total return swaps may be subject to credit risk and market risk. Currency swaps are subject to currency risk and also involve exchange risk on principal and therefore are subject to credit risk.

Currency Risk
If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases the Portfolio may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Portfolio may not hedge its currency risks.

Equity Security Risk
Equity securities generally are subject to market risk. The Portfolio’s investments in equity securities may include common stock, preferred stock, securities convertible into common stock and real estate investment trusts (“REITs”). Common stock ranks bellow preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly or indirectly relating to that company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, preferred stock and convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Short Sale Risk
Short sales may involve the potential loss of more money than the actual cost of the investment. Third parties to a short sale may fail to honor the contract terms, causing a loss to the Portfolio.

Investment Risks
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you could lose money by investing in the Fund.

Passive Strategy/Index Risk
The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively

Prospectus	Summary
13

American Beacon

International Equity Index FundSM — (continued)

managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy.

Master/Feeder Structure Risk
Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Master Portfolio with substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the corresponding Master Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Master Portfolio.

Securities Lending Risk
To the extent the Portfolio lends its securities, it may be subject to the following risk. Borrowers of the Portfolio’s securities typically provide collateral in the form of securities issued or guaranteed by the U.S. Government or cash that is reinvested in securities. The securities received as collateral or the securities in which cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper International Large-Cap Core Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	25.20%
(1/1/01 through 12/31/10)	(2nd Quarter 2009)
Lowest Quarterly Return:	-19.77%
(1/1/01 through 12/31/10)	(3rd Quarter 2002)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2009
	Inception Date
	of Class
Institutional Class	7/31/2000	1 Year	5 Years	10 Years
Return Before Taxes		7.57%	2.43%	3.44%
Return After Taxes on Distributions		7.21%	1.89%	2.93%
Return After Taxes on Distributions and Sale of Fund Shares		5.38%	2.04%	2.83%

Indexes (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
MCSI EAFE Index	7.75%	2.46%	3.50%
Lipper International Large-Cap Core Funds Index	8.82%	2.33%	2.51%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
American Beacon Advisors, Inc. serves as the Manager of the Fund.

The Manager invests all of the Fund’s investable assets in the Master International Index Series of the Index Trust which is advised by BlackRock Advisors, LLC (“BlackRock”).

Summary	Prospectus
14

American Beacon

International Equity Index FundSM — (continued)

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr., President & CEO	Since 2011
Wyatt L. Crumpler, Vice President, Asset Management	Since 2007
Cynthia M. Thatcher, Portfolio Manager	Since Fund Inception (2000)

BlackRock Advisors, LLC
Edward Corallo, Portfolio Manager/ Managing Director	Since 2010
Christopher Bliss, CFA, Portfolio Manager/Managing Director	Since 2011
Jennifer Hsui, CFA, Portfolio Manager/ Managing Director	Since 2011
Creighton Jue, CFA, Portfolio Manager/Managing Director	Since 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase or exchange into the Fund is $250,000 and the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange. No minimum applies to subsequent investments by wire.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus	Summary
15

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds’ investment policies, principal strategies and risks and performance benchmarks. However, this prospectus does not describe all of a Fund’s investment practices. For additional information, please see the Funds’ statement of additional information, which is available at www.americanbeaconfunds.com or by contacting us by telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, by e-mail at americanbeaconfunds@americanbeacon.com.

Additional Information About Investment Policies

Investment Objective
The investment objective of the State Street Equity 500 Index Fund, the S&P 500 Index Portfolio of the Master Trust, the Small Cap Index Fund and the International Equity Index Fund, are “fundamental,” which means that each may be changed only with the approval of shareholders.

The investment objective of the Master Small Cap Index Series and the Master International Index Series of the Index Trust are “non-fundamental,” which means that each may be changed without shareholder approval.

80% Policy
Each Fund under normal market conditions invests all of its investable assets in an underlying Portfolio. The underlying Portfolio for the S&P 500 Index Fund has a policy of investing under normal market conditions at least 80% of its total assets in stocks of the S&P 500 Index. The underlying Portfolios for the Small Cap Index Fund and International Equity Index Fund, each have a policy of investing under normal market conditions at least 80% of their assets in securities or other financial instruments that are components of or have economic circumstances similar to the securities included in the underlying index. If a Portfolio changes this policy, a notice will be sent to the Funds at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy
A Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment goal.

Additional Information About Investments

Cash Management Investments
S&P 500 Index Fund:
The Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by Standard & Poor’s Rating Group or, if unrated, of comparable quality in the opinion of SSgA FM; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of SSgA FM. To the extent that the Portfolio holds the foregoing instruments its ability to track its index may be adversely affected.

Small Cap Index Fund and International Index Fund:
Generally, the Portfolio will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Adviser, a portion of a Portfolio’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time a Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.

These Portfolios may also invest in short-term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations, repurchase agreements and commingled short-term liquidity funds. To the extent a Portfolio invests in short-term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to its applicable index at all times.

Additional Information About the Funds	Prospectus
16

Depository Receipts
The International Equity Index and Small Cap Value Index Portfolios may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). These Portfolios may invest in unsponsored depository receipts, which are issued without the knowledge or cooperation of the companies whose stock backs the depository receipts. These Portfolios may also invest in U.S. dollar-denominated foreign stocks trading on U.S. exchanges.

Derivatives
Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives allow a Portfolio to increase or decrease its exposure to its benchmark quickly and at less cost than buying or selling stocks. A Portfolio may invest in derivatives in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, a Portfolio may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index. A Portfolio may use derivatives for hedging purposes, including anticipatory hedges, and to seek to enhance returns. A Portfolio is not required to hedge and may choose not to do so. The derivatives that a Portfolio may invest in include:

•	Futures. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.

•	Forward Contracts (Small Cap Index Fund and International Equity Fund). Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

•	Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

•	Swap Agreements. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Portfolio and the swap counterparty. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap’s inception. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Securities Lending
The Master Portfolio that each Fund invests in may lend securities with a value of up to 33 1/3% of its total assets to financial institutions that provide cash or securities as collateral in an amount equal to the market value of the securities loaned. The Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. A Portfolio has the right to call a loan and obtain the securities loaned upon notice to the borrower.

Short Sales
A Portfolio may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in its corresponding Index.

Prospectus	Additional Information About the Funds
17

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies risk factors of each fund in light of their respective principal investment strategies. Funds with an “X” in a particular column are more likely to use be subject to the identified risk than Funds without an “X”. These risk factors are explained following the table.

	S&P 500	Small Cap	International Equity
Risk	Index Fund	Index Fund	Index Fund
Currency Risk			X

Derivatives Risk	X	X	X

Equity Securities Risk	X	X	X

Foreign Exposure Risk		X	X

Foreign Investing Risk		X	X

Investment Risk	X	X	X

Large Cap Stock Risk	X

Market Risk	X	X	X

Master/Feeder Structure Risk	X	X	X

Non-Diversification Risk		X	X

Passive Strategy/Index Risk	X	X	X

Securities Lending Risk	X	X	X

Short Sale Risk		X	X

Small Capitalization Companies Risk		X

Tracking Error Risk	X	X	X

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Currency Risk
If a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Currency futures, forwards options or swaps may not always work as intended, and in specific cases the Portfolio may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Portfolio may not hedge its currency risks.

Derivatives Risk
Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of a Portfolio’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. A Portfolio may buy derivatives not traded on an exchange which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counterparty credit risk, which is the risk that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result a Portfolio may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Certain of the different risks to which a Portfolio might be exposed due to its use of derivatives include the following:

•	Credit Default Swaps. Credit default swaps are subject to credit risk on the underlying investment and to counterparty risk. If the counterparty fails to meet its obligations the Portfolio may lose money. Credit default swaps are also subject to the risk that the Portfolio will not properly assess the cost of the underlying investment. If the Portfolio is selling credit protection, there is a risk that a credit event will occur and that the Portfolio will have to pay the counterparty. If the Portfolio is buying credit protection, there is the risk that no credit event will occur and the Portfolio will receive no benefit for the premium paid.

•	Currency Swaps. Currency swaps are subject to currency risk. They also involve exchange risk on principal and therefore are subject to credit risk.

•	Equity Swaps. Equity swaps are subject to counterparty and market risk.

•	Futures Contracts Risk. There may be an imperfect correlation between the changes in market value of the securities held by a Portfolio and the prices of futures contracts. There may not be a liquid secondary market for the futures contract.

•	Forward Contracts. A Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Portfolio’s rights as a creditor. Forward currency transactions including risks associated with fluctuations in foreign currency.

•	Hedging Risk. Gains or losses from positions in hedging instruments, such as options, may be much greater than the instrument’s original cost. The counterparty may be unable to honor its financial obligation to a Portfolio. In addition, an Adviser may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. If a Portfolio uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Portfolio’s return, or create a loss. A Portfolio is not required to hedge and may choose not to do so.

•	Options Risk. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. When a Portfolio writes cash-secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Portfolio could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Portfolio received when it wrote the option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

•	Total Return Swaps Risk. Total return swaps are subject to counterparty risk. If the counterparty fails to meet its obligations the Portfolio may lose money. A Portfolio may also lose money if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses.

Equity Security Risk
Equity securities generally are subject to market risk. A Portfolio’s investments in equity securities may include common stock, preferred stocks, and real estate

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investment trusts (“REITs”). Investing in such securities may expose the Portfolios to additional risks.

•	Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks bellow preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made its management or decreased demand the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

•	Preferred Stocks (Small Cap Index Fund and International Index Fund). If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to credit risk.

•	Real Estate Investment Trusts (Small Cap Index Fund and International Index Fund). Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Portfolio’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Foreign Exposure Risk
A Portfolio may invest in depository receipts, including ADRs, EDRs, and GDRs. While the use of ADRs, EDRs and GDRs, which are traded on exchanges and represent and ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, EDRs, and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. A Portfolio may also invest in U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular foreign issuer.

Foreign Investing Risk
Oversees investing caries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets. Investing in depository receipts involves many of the same risks.

Investment Risk
An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you can lose money by investing in the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Funds’ shares. Equity investments are subject to stock market risk, which involves the possibility that the value of a Portfolio’s investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Master/Feeder Structure Risk
Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Master Portfolio with substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the corresponding Master Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Master Portfolio.

Non-Diversification Risk
The Small Cap Index and International Equity Index Funds are non-diversified, which means that each Fund may invest a high percentage of its assets in a limited number of securities. Since each Fund is non-diversified, its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Passive Strategy/Index Risk
The Portfolios are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, a Portfolio may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy.

Securities Lending Risk
To the extent a Portfolio lends its securities, it may be subject to the following risks. Borrowers of the Portfolio’s securities typically provide collateral in the form of cash or other obligations. The securities received as collateral or the securities in which cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Sale Risk
A Portfolio’s short sales are subject to special risks. A short sale involves the sale by a Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Small-Capitalization Companies Risk
Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Portfolio’s holdings. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Tracking Error Risk
A Portfolio’s return may not match the return of the Index for a number of reasons. For example, a Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. Other factors that may affect a Portfolio’s ability to match the return of the Index include a temporary lack of liquidity in the markets for the securities held by a Portfolio, the different closing times of international and U.S. markets, and different valuation methodologies employed by a Portfolio and the Index. In addition, the return on the sample of stocks purchased by a Portfolio, or futures or other derivative positions taken by a Portfolio, to replicate the performance of the Index may not correlate precisely with the return on the Index. A Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions.

Additional Information About Performance Benchmarks

In this prospectus, the annual total return of each Fund is compared to a broad-based market index and a composite of mutual funds comparable to the Fund compiled by Lipper, Inc. Lipper is an independent mutual fund research and ranking service. Set forth below is additional information regarding the index and composite to which each Fund’s performance is compared.

S&P 500® Index Fund
Market Index
The Fund’s performance is compared to the S&P 500 Index.

•	The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

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S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. “Standard and Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “S&P 500®” and “500” are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in this Fund.

Mutual Fund Composite
The Fund’s performance also is compared to the Lipper S&P 500 Objective Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category.

Small Cap Index Fund
Market Index
The Fund’s performance is compared to the Russell 2000 Index.

•	Russell 2000 Index is a registered trademark of Frank Russell Company. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors.

Russell 2000 Index is a registered trademark of Frank Russell Company.

Mutual Fund Composite
The Fund’s performance also is compared to the Lipper Small-Cap Core Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category.

International Equity Index Fund
Market Index
The Fund’s performance is compared to the Morgan Stanley Capital International EAFE Index (“MSCI EAFE Index”).

•	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets outside of North America. Performance is that of the MSCI EAFE Index except for the period October 1, 2001 through May 31, 2002 which is that of the Provisional MSCI EAFE Index.

Mutual Fund Composite
The Fund’s performance also is compared to the Lipper International Large Cap Core Funds Index, a composite of mutual funds comparable to the Fund.

•	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds category.

Notices Regarding Index Data:

•	Notice Regarding MSCI Indices

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties herby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

•	Notice Regarding S&P 500 Index

The Equity 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of beneficial interests of the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Equity 500 Index Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Equity 500 Index Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500, which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Equity 500 Index Portfolio or the owners of beneficial interests of the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the price and number of interests of the Equity 500 Index Portfolio or the timing of the issuance or sale of beneficial interests of the Portfolio, or calculation of the equation by which interests of the Portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of interests of the Equity 500 Index Portfolio.

S&P does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 500 Index Portfolio, owners of beneficial interests of the Portfolio or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall

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S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Fund Management

The Manager

American Beacon Advisors, Inc. serves as the Manager of the Funds. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2010, the Manager had approximately $46.7 billion of assets under management, including approximately $15.7 billion under active management and $31.0 billion as named fiduciary or financial advisor.

Under the Management Agreement, the Manager presently monitors the services provided by BlackRock to the Index LLC Portfolios and by SSgA FM to the Equity 500 Index Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interests of the shareholders of any of the Index Funds to withdraw its investment from the corresponding Portfolio, the Manager would become responsible for directly managing the assets of that Index Fund. In such an event, the Index Fund would pay the Manager an annual fee of up to 0.10% of the Index Fund’s average net assets, accrued daily and paid monthly.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Sub-Administration Agreement between the Funds and the Investment Advisors to the Funds is available in the semi-annual report dated June 30, 2010 for the Funds.

Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board of Trustees (“Board”). The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.

The Manager may receive up to 25% of the net monthly income generated from the Funds’ securities lending activities. The Securities and Exchange Commission (“SEC”) has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this prospectus, any securities lending is conducted by the Master Portfolios and not the Funds themselves. Accordingly, the Manager currently receives no income from securities lending in the Funds.

Gene L. Needles, Jr. and Wyatt L. Crumpler are the leaders of the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Funds. Mr. Needles and Mr. Crumpler are responsible for developing each Fund’s investment program and recommending master portfolios to the Funds’ Board of Trustees. In addition, Mr. Needles and Mr. Crumpler, in conjunction with Cynthia Thatcher, monitor the master portfolio advisors’ investment programs and results.

Mr. Needles has served as President and Chief Executive Officer of the Manager since April 2009 and has served on the portfolio management team since May 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009, President of AIM Distributors from 2003 to 2007 and CEO of AIM Distributors from 2004 to 2007. Mr. Crumpler joined the Manager in January 2007 as Vice President of Trust Investments and is a member of the portfolio management team. Mr. Crumpler’s title was redesignated as Vice President, Asset Management in July 2009. From January 2004 to January 2007, Mr. Crumpler was Managing Director of Corporate Accounting at American Airlines, Inc. Ms. Thatcher is Portfolio Manager, Asset Management, and became a member of the team upon joining the Manager in December 1999. The Fund’s Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Fund they manage and their compensation.

The Investment Advisors

Set forth below is a brief description of the investment-advisor for each Portfolio and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

SSgA FUNDS MANAGEMENT, INC. (“SSgA FM”) The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio (the “Portfolio”), which is advised by SSgA Funds Management Inc. SSgA FM is a subsidiary of State Street Corporation and is located at One Lincoln Street, Boston, Massachusetts 02111. As of December 31, 2010, SSgA FM managed approximately $200.8 billion in assets and, together with its affiliates, which comprise State Street Global Advisors (“SSgA”), the investment management business of State Street Corporation, managed approximately $2.01 trillion in assets. SSgA FM serves as investment advisor, and State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent to the Portfolio. As compensation for SSgA FM’s services as investment advisor and State Street’s services as administrator,

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custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary audit and legal expenses), State Street receives an advisory fee at an annual rate of 0.045% of the average daily net assets of the State Street Portfolio.

SSgA FM manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. The key professionals involved in the day-to-day portfolio management for the Portfolio include John Tucker and Karl Schneider.

Mr. Tucker is a Managing Director of State Street Global Advisors and SSgA FM, and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in Boston and Montreal. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in SSgA’s second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988 and has served as a Portfolio Manager of the Portfolio since 2007. Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Mr. Schneider is a Vice President of SSgA and SSgA FM, and Head of US Equity Strategies for the Global Equity Beta Solutions (GEBS) team, where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Karl is also a member of the SSgA Derivatives Committee. Prior to joining the Global Equity Beta Solutions, Karl worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSgA in 1996 and has served as a Portfolio Manager of the Portfolio since 2002. Mr. Schneider holds a BS in Finance and Investments from Babson College and also an MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

The Funds’ SAI provides additional information about Mr. Tucker and Mr. Schneider, including other accounts they manage, their ownership in the Portfolio and their compensation.

BLACKROCK ADVISORS, LLC (“BLACKROCK”) The Small Cap Index and International Equity Index Funds invest all of their investable assets in corresponding portfolios of the Quantitative Master Series LLC (“Index LLC”) with similar names and identical investment objectives. The Index LLC is managed by BlackRock, a Delaware limited liability company located at 55 East 52nd Street, New York, NY 10055. BlackRock, on behalf of the Master Small Cap Index Series and Master International Index Series of the Index LLC, has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), a Delaware limited liability company. BIM is responsible for the day-to-day management of corresponding portfolios of the Index LLC. BlackRock and BIM are indirect, wholly owned subsidiaries of BlackRock, Inc., one of the world’s largest asset management firms with over $3 trillion in assets under management. Assets under management as of December 31, 2010 were approximately $3.561 trillion. BlackRock serves as investment advisor to the Index LLC. As compensation for providing investment advisory services (and for assuming ordinary operating expenses), BlackRock receives an annualized fee of 0.01% of the average daily net assets of the Master Small Cap Index Series and 0.01% of the average daily net assets of the Master International Index Series, a portion of which it pays to BIM as compensation for its services as sub-advisor.

The Master Small Cap Index Series and the Master International Index Series (the “Series”) are managed by Blackrock’s Quantitative Index Management Team. The members of the team are Edward Corallo, Christopher Bliss, Jennifer Hsui, and Creighton Jue. Ms. Hsui and Messrs. Corallo, Bliss and Jue are jointly and primarily responsible for the day-to-day management of each Series’ portfolio and the selection of each Series’ investments. Ms. Hsui has been a Managing Director of BlackRock since 2010 and a Director of BlackRock from 2009 to 2010. Prior to joining BlackRock, Ms. Hsui was a Principal of Barclays Global Investors from 2007 to 2009 and an Associate of Barclays Global Investors from 2006 to 2007. She has been a member of the Series’ management team since 2011.. Mr. Corallo has been a Managing Director and portfolio manager of BlackRock since 2009 and 2010, respectively. Prior to joining BlackRock, Mr. Corallo was a Principal of Barclays Global Investors from 1998 to 2009. He has been a member of the Series’ management team since 2010. Mr. Bliss has been a Managing Director of BlackRock since 2009. Prior to joining BlackRock, Mr. Bliss was a Principal of Barclays Global Investors from 2005 to 2009. He has been a member of the Series’ management team since 2011. Mr. Jue has been a

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Managing Director of BlackRock since 2010 and a Director of BlackRock since 2009 to 2010. Prior to joining BlackRock, Mr. Jue was a Principal of Barclays Global Investors from 2004 to 2009. He has been a member of the Series’ management team since 2011. The Funds’ SAI provides additional information about Ms. Hsui and Messrs. Corallo, Bliss and Jue, including other accounts they manage, their ownership in the Series and their compensation.

Master-Feeder Structure

Each Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in a Portfolio, which has an identical investment objective. As noted above, throughout this Prospectus, the term “Fund” is used to refer to the Funds and the Portfolios in which they invest, unless otherwise noted. Statements regarding investments by a Fund refer to investments made by the Portfolio.

Each Fund invests all of its investable assets in a separate mutual fund (a “Portfolio”) that has substantially identical investment objective, investment policies and risks as the Fund. The Portfolio purchases securities for investment. The master-feeder structure works as follows:

A Fund can withdraw its investment in the Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. A change in the Portfolio’s fundamental objective, policies and restrictions, which is not approved by the shareholders of a Fund could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, a Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for a Fund and could affect adversely the liquidity of the Fund. If a Fund withdraws its investment in the Portfolio, the Fund’s assets will be invested directly in investment securities or in another master Portfolio, according to the investment policies and restrictions described in this Prospectus.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. Equity securities are valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing may be used by any of the Funds, but certain Funds are more likely to hold securities requiring fair value pricing. The International Equity Index Fund often fair values securities as a result of significant events occurring after the close of the foreign markets in which this Fund invests. Securities of small capitalization companies are also more likely to require a fair value determination because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. Each Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“Exchange”), generally 4:00 p.m. Eastern Time, on each day on which it is open

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25

for business. Because the International Equity Index Fund invests in securities primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the NAV per share of the International Equity Index Fund may change on days when shareholders will not be able to purchase or redeem the International Equity Index Fund’s shares.

About Your Investment

Choosing Your Share Class

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. The International Equity Index Fund and the Small Cap Value Index Fund only offer Institutional Class shares. The S&P 500 Index Fund offers the Institutional Class and Investor Class shares.

Factors you should consider when choosing a class of shares include:

•	how long you expect to own the shares

•	how much you intend to invest

•	total expenses associated with owning shares of each class

•	whether you qualify for any reduction or waiver of sales charges

•	whether you plan to take any distributions in the near future (and availability of share classes)

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following sections explain the sales charges or other fees you may pay when investing in each class.

Institutional Class Shares
Institutional Class shares are offered without a sales charge to investors who make an initial investment of at least $250,000. Institutional Class shares pay no Rule 12b-1 or shareholder servicing fees.

Investor Class Shares
Investor Class shares are offered without a sales charge to all investors, including investors using intermediary organizations such as broker-dealers or plan sponsors and retirement accounts. Investor Class shares pay no Rule 12b-1 fee, but are subject to a separate shareholder servicing fee of up to 0.375% of each Fund’s average daily net assets. Investor Class shares are also available to Traditional and Roth IRA shareholders investing directly in the Funds.

Purchase and Redemption of Shares

Eligibility

The Institutional and Investor Class shares offered in this prospectus are available to all investors who meet the minimum initial investment. American Beacon Funds does not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts Only Investor Class shares are available for Traditional and Roth IRA accounts investing directly through American Beacon.

Subject to your eligibility, you may invest in the Funds directly through us or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement accounts.

If you invest directly through us, the fees and policies with respect to the Funds’ shares that are outlined in this prospectus are set by the Funds.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Funds through a financial intermediary should consult with their financial intermediary regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

The American Beacon Small Cap Index Fund closed to new investors on September 1, 2010. The Fund will continue to accept additional investments (including reinvestments of dividends and capital gain distributions) from: (1) existing shareholders of the Fund who had open accounts as of September 1, 2010; or (2) participants in most qualified retirement plans if the Fund was designated as an investment option as of September 1, 2010. Investors through financial intermediaries who did not have a funded position through the intermediary by September 1, 2010 may not invest in the Fund after that date.

Minimum Initial Investment:

•	Institutional Class Shares: $250,000

•	Investor Class Shares: $2,500

The Manager may allow a reasonable period of time after opening an account for an Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

About Your Investment	Prospectus
26

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

You may also open an account directly through us. A completed, signed application is required. You may download an account application from the Funds’ web site at www.americanbeaconfunds.com. You also may obtain an application form by calling:

•	1-800-658-5811

Complete the application, sign it and

Mail to:
American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
For Overnight Delivery American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account with the Funds or your financial institution, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, Social Security numbers for persons authorized to provide instructions on the account or other documentation. The Funds and your financial institution are required by law to reject your new account application if the required identifying information is not provided.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the New York Stock Exchange (“NYSE”) (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund’s deadline, the purchase price will be the net asset value (“NAV”) per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. No sales charges are assessed on the purchase or sale of Fund shares.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee. You should contact your broker-dealer or other financial intermediary to find out by what time your purchase order must be received so that it can be processed the same day. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.

Each Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, official checks, or third party checks.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

If you purchased your shares directly from the Funds, your shares may be redeemed by telephone by calling 1-800-658-5811, via the Funds’ website, or by mail on any day that the Funds are open for business.

The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first). You should contact your broker-dealer or other financial intermediary to find out by what time your order must be received so that it can be processed the same day.

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized

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automatic investment may be delayed until the funds have cleared, which may take up to ten days.

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

If you purchased shares of the Funds directly through us, your shares may be exchanged by calling 1-800-658-5811 to speak to a representative, through our website, www.americanbeaconfunds.com or use the Automated Voice Response System for Investor Class shares.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions.

If shares were purchased by check, to exchange out of one Fund and into another, a shareholder must have owned shares of the redeeming Fund for at least ten days.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds reserve the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange purchases if, in the judgment of a Fund, the transaction would adversely affect the Fund and its shareholders.

Shares of any class of a Fund may be exchanged for shares of another class of the same Fund under certain limited circumstances. For Federal income tax purposes, exchanges of one share class for a different share class of the same Fund should not result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays (a portion) of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds or their transfer agent. To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of

About Your Investment	Prospectus
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receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds.

How to Purchase Shares
Through your Broker-Dealer or Other Financial Intermediary
Contact your broker-dealer or other financial intermediary to purchase shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to the Funds and may charge you a fee for this service. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

By Check
The minimum initial and subsequent investment requirements for investments by check are:

	Minimum	Minimum
	Initial	Subsequent
	Investment	Investment
Share Class	Amount	Amount
Investor Class	$2,500	$50
Institutional Class	$250,000	$50

•	Make the check payable to American Beacon Funds.
•	Include the shareholder’s account number, Fund name and Fund number on the check.
•	Mail the check to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

For Overnight Delivery:
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

By Wire
The minimum initial and subsequent investment requirements for investments by wire are:

	Minimum	Minimum
	Initial	Subsequent
	Investment	Investment
Share Class	Amount	Amount
Investor Class	$2,500	$500
Institutional Class	$250,000	None

•	If your account has been established, call 1-800-658-5811 to purchase shares by wire.
•	Send a bank wire to State Street Bank and Trust Co. with these instructions:
•	ABA# 0110-0002-8; AC-9905-342-3,
•	Attn: American Beacon Funds
•	the Fund name and Fund number, and
•	shareholder account number and registration.

By Exchange
The minimum requirements to establish an account by making an exchange and to make subsequent exchanges are as follows:

	Minimum Amount	Minimum
	to Establish a	Subsequent
Share Class	New Account	Exchange Amount
Investor Class	$2,500	$50
Institutional Class	$250,000	$50

•	To exchange shares, send a written request to the address above, or call 1-800-658-5811 and speak to a representative. You may use the Automated Voice Response System for exchanges in the Investor Class only.
•	You also may exchange shares by visiting www.americanbeaconfunds.com via “My Account.”

•	If you purchased shares through a financial intermediary, please contact your broker dealer or other financial intermediary to exchange your shares.

Via “My Account” on www.americanbeaconfunds.com

•	You may purchase shares of all classes via “My Account” on www.americanbeaconfunds.com.
•	Funds will be transferred automatically from your bank account via Automated Clearing House (“ACH”) if valid bank instructions were included on your application.
•	If not, please call 1-800-658-5811 for assistance with establishing bank instructions.

By Pre-Authorized Automatic Investment (Investor Class shares only)

•	The minimum account size of $2,500 must be met before establishing an automatic investment plan.
•	Fill in required information on the account application, including amount of automatic investment ($50 minimum). Attach a voided check to the account application.
•	You may also establish an automatic investment plan through www.americanbeaconfunds.com.
•	Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify.
•	If you establish your automatic investment plan through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

How to Redeem Shares
Through your Broker-Dealer or other Financial Intermediary
Contact your broker-dealer or other financial intermediary to sell shares of a Fund. Your broker-dealer or other financial intermediary is responsible for transmitting your sale request to the transfer agent in proper form and in a timely manner. Your financial intermediary may charge you a fee for selling your shares.

By Telephone

•	Call 1-800-658-5811 to request a redemption.

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29

•	Minimum redemption amounts and applicable class limitations, and policies as to the disposition of the proceeds of telephone redemptions are as follows:

	Minimum		Disposition of
Share Class	Redemption	Limitations	Redemption Proceeds
Investor Class	$500 by wire or	$50,000 per account	Mailed to account address of record; or
	$50 by check or ACH		Transmitted to commercial bank designated on the account application form.
Institutional Class	None	None	Transmitted to commercial bank designated on the account application form.

By Mail

•	Write a letter of instruction including:

►	the Fund name and Fund number,

►	shareholder account number,

►	shares or dollar amount to be redeemed, and

►	authorized signature(s) of all persons required to sign for the account.

Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

For Overnight Delivery
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

•	Proceeds will be mailed to the account address of record or transmitted to commercial bank designated on the account application form.
•	Minimum redemption amounts are as follows:

Share Class	Minimum Redemption
Investor Class	$500 by wire, $50 by check or ACH
Institutional Class	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

By Exchange

•	Send a written request to the address above,
•	Call 1-800-658-5811 and use the Automated Voice Response System (for Investor Class only) or speak to a representative to exchange shares, or.
•	Visit www.americanbeaconfunds.com and select “My Account”;

•	The minimum requirements to redeem shares by making an exchange is $50.

•	If you purchased shares through a financial intermediary, please contact your broker dealer or other financial intermediary to exchange your shares.

Via “My Account” on www.americanbeaconfunds.com

•	If you have established bank instructions for your account, you may request a redemption via ACH or wire by selecting “My Account” on www.americanbeaconfunds.com

•	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.
•	Minimum wire, ACH and check redemption amounts and policies as to the disposition of the proceeds of redemptions via:“My Account” on www.americanbeaconfunds.com are as follows:

Minimum
	Minimum	ACH or	Disposition of
Share Class	Wire Amount	Check Amount	Redemption Proceeds
Investor Class	$500	$50	Check mailed to account address of record;
Wire transmitted to commercial bank designated on the account application form; or Funds transferred via ACH to bank account designated on application form.
Institutional Class	None	Not Available	Transmitted to commercial bank designated on the account application form.

By Pre-Authorized Automatic Redemption (Investor Class shares only)

•	Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).

•	Proceeds will be transferred automatically from your Fund account to your bank account via ACH.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Account
Share Class	Balance
Investor Class	$2,500
Institutional Class	$75,000

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If the account balance remains below the applicable minimum account balance after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. IRA accounts will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a Traditional IRA or a Roth IRA. The Funds reserve the authority to modify minimum account balances in their discretion.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

•	The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,
•	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

Unclaimed accounts may be subject to State escheatment laws, where the holdings in an account may be transferred to the appropriate State if no activity occurs in the account within the time period specified by State law. The Funds and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those escheatment laws.

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing. Please see Market Timing Risk under the description of each of these Funds.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and distributions;
•	systematic purchases and redemptions;
•	shares redeemed to return excess IRA contributions; or
•	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to

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time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by the Funds based on specific criteria established by the Funds and a certification by the intermediary that the criteria has been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies, including any applicable redemption fees.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and gains from foreign currency transactions. The Funds do not have a fixed dividend rate and do not guarantee they will pay any dividends or capital gains distributions in any particular period. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Distributions are paid as follows:

Other
Distributions
Fund	Dividends Paid	Paid
S&P 500 Index	Quarterly	Annually
Small Cap Index	Annually	Annually
International Equity Index	Annually	Annually

Options for Receiving Dividends and Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. There are four payment options available:

•	Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

•	Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different treatment is available for distributions of dividends and long-term capital gains.

•	Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank by ACH.

•	Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gains distributions in another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Usually, any dividends and distributions of net realized gains are taxable events. However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and

About Your Investment	Prospectus
32

local income taxes. The following table outlines the typical tax liabilities for transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of gains from certain foreign currency transactions*	Ordinary income
Distributions of excess net long-term capital gain over net short-term capital loss**	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*	Whether reinvested or taken in cash.

**	Except for dividends that are attributable to qualified dividend income.

To the extent distributions of the excess of net long-term capital gain over net short-term capital loss are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2013, they are subject to a 15% maximum federal income tax rate for individual shareholders.

Some foreign countries may impose taxes on dividends paid to and gains realized by the International Equity Index Fund. The International Equity Index Fund may treat these taxes as a deduction or, under certain conditions, “flow the tax through” to its shareholders. In the latter event, a shareholder may either deduct the taxes or use them to calculate a credit against his or her federal income tax.

Shareholders may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss generally is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes through the year 2012 on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Dividends and distributions of net realized gains from a Fund and gains recognized from the redemptions or exchanges of Fund shares will be subject to a 3.8% U.S. Federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds. Each year, shareholders will receive tax information from the Funds to assist them in preparing their tax returns.

Additional Information

Distribution and Service Plan

The Funds do not incur any direct distribution expenses related to Institutional Class or Investor Class shares. In the event the Funds begin to incur distribution expenses for Institutional Class and/or Investor Class shares, distribution fees may be paid out of a Fund’s assets attributable to that class, possibly causing the cost of your investment to increase over time and resulting in costs higher than other types of sales charges.

The S&P 500 Index Fund has adopted a shareholder services plan for its Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.375% of the average daily net assets of the Investor Class shares of the Fund.

Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

The ten largest holdings of the Funds are generally posted to the website approximately twenty days after the end of the month and remain available for six months thereafter. To access the holdings information, go to www.americanbeaconfunds.com and select “Fund Holdings” under the “I want info on . . .” menu on the home page. A Fund’s ten largest holdings may also be accessed by selecting the “Funds Info” tab on the home page and then clicking on the name of the Fund.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information, which you may access on the Funds’ website at www.americanbeaconfunds.com or by calling 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds’ summary prospectuses or shareholder reports, please go to www.americanbeaconfunds.com and click on “Register for e-delivery.”

To reduce expenses, your financial institution may mail only one copy of the prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Prospectus	Additional Information
33

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights has been derived from the Funds’ financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which you may obtain upon request.

	S&P 500 Index Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2010	2009	2008	2007	2006
Net asset value, beginning of period	$15.15	$12.21	$19.85	$19.19	$16.90

Income from investment operations:
Net investment incomeA	0.29	0.30	0.35	0.39	0.34	B
Net gains (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	1.95	2.91	(7.64)	0.65	2.29

Total income (loss) from investment operations	2.24	3.21	(7.29)	1.04	2.63

Less distributions:
Dividends from net investment income	(0.32)	(0.27)	(0.35)	(0.38)	(0.34)

Total distributions	(0.32)	(0.27)	(0.35)	(0.38)	(0.34)

Net asset value, end of period	$17.07	$15.15	$12.21	$19.85	$19.19

Total returnC	14.96%	26.70%	(37.08)%	5.39%	15.69%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$381,592	$316,975	$224,583	$271,746	$223,008
Ratios to average net assets (annualized)A:
Net investment income	1.90%	2.39%	2.23%	1.89%	1.85%
Expenses, including expenses allocated from master portfolio	0.13%	0.15%	0.13%	0.13%	0.14%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

B	Based upon average shares outstanding.

C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

	S&P 500 Index Fund-Investor Class
	Year Ended December 31,
For a share outstanding throughout the period:	2010	2009	2008	2007	2006
Net asset value, beginning of period	$15.00	$12.06	$19.60	$18.97	$16.69

Income from investment operations:
Net investment incomeA	0.15	0.33	0.33	0.31	0.23	B
Net gains (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	1.99	2.80	(7.60)	0.62	2.27

Total income (loss) from investment operations	2.14	3.13	(7.27)	0.93	2.50

Less distributions:
Dividends from net investment income	(0.26)	(0.19)	(0.27)	(0.30)	(0.22)

Total distributions	(0.26)	(0.19)	(0.27)	(0.30)	(0.22)

Net asset value, end of period	$16.88	$15.00	$12.06	$19.60	$18.97

Total returnC	14.43%	26.26%	(37.35)%	4.88%	15.09%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$17,707	$22,261	$12,915	$18,430	$16,056
Ratios to average net assets (annualized)A:
Net investment income	1.42%	2.01%	1.73%	1.38%	1.37%
Expenses, including expenses allocated from master portfolio	0.60%	0.60%	0.62%	0.63%	0.61%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

B	Based upon average shares outstanding.

C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

Additional Information	Prospectus
34

	Small Cap Index Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2010		2009		2008		2007		2006
Net asset value, beginning of period	$10.06		$8.00		$13.51		$14.89		$12.78

Income from investment operations:
Net investment incomeA	0.13		0.10		0.18		0.32		0.17
Net gains (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	2.59		2.08		(4.78)		(0.53)		2.11

Total income (loss) from investment operations	2.72		2.18		(4.60)		(0.21)		2.28

Less distributions:
Dividends from net investment income	(0.13)		(0.11)		(0.17)		(0.31)		(0.17)
Distributions from net realized gain on investments	—		—		(0.61)		(0.80)		—
Tax return of capital	(0.01	)B	(0.01	)B	(0.13	)B	(0.06	)B	—

Total distributions	(0.14)		(0.12)		(0.91)		(1.17)		(0.17)

Net asset value, end of period	$12.64		$10.06		$8.00		$13.51		$14.89

Total returnC	27.05%		(27.21)%		(33.58)%		(1.63)%		17.85%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$93,138		$39,958		$31,552		$52,325		$151,878
Ratios to average net assets (annualized)A:
Net investment income	1.21%		1.18%		1.54%		1.49%		1.49%
Expenses, including expenses allocated from the master portfolio	0.18%		0.23%		0.20%		0.20%		0.18%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.

B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

	International Equity Index Fund-Institutional Class
	Year Ended December 31,
For a share outstanding throughout the period:	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.38	$7.46	$13.37	$12.76		$10.33

Income from investment operations:
Net investment incomeA	0.22	0.21	0.39	0.51		0.23
Net gains (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	0.49	1.93	(6.00)	0.86		2.50

Total income (loss) from investment operations	0.71	2.14	(5.61)	1.37		2.73

Less distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.30)	(0.53)		(0.23)
Distributions from net realized gain on investments	—	—	—	(0.22)		(0.07)
Tax return of capital	—	—	—	(0.01	)B	—

Total distributions	(0.22)	(0.22)	(0.30)	(0.76)		(0.30)

Net asset value, end of period	$9.87	$9.38	$7.46	$13.37		$12.76

Total returnC	7.57%	28.72%	(41.85)%	10.68%		26.52%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$326,055	$280,110	$185,860	$267,293		$162,113
Ratios to average net assets (annualized)A:
Net investment income	2.66%	2.66%	3.58%	2.96%		2.44%
Expenses, including expenses allocated from the master portfolio	0.21%	0.23%	0.19%	0.19%		0.22%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.

B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

Prospectus	Additional Information
35

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (‘‘SAI”)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report
The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	americanbeaconfunds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

Custodian State Street Bank and Trust Company Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon S&P 500 Index Fund, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984

Additional Information	Prospectus

STATEMENT OF ADDITIONAL INFORMATION
AMERICAN BEACON FUNDSSM
April 29, 2011

S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
INSTITUTIONAL CLASS [AASPX]	INSTITUTIONAL CLASS [ASCIX]	INSTITUTIONAL CLASS [AIIIX]
INVESTOR CLASS [AAFPX]
(each individually, a “Fund” and collectively, the “Funds”)
     This Statement of Additional Information (“SAI”) should be read in conjunction with the American Beacon S&P 500 Index Fund, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund Prospectus dated April 29, 2011 (the “Prospectus”). Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Funds’ website at www.americanbeaconfunds.com. This SAI is incorporated herein by reference to the Funds’ Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus.
     The American Beacon Funds’ Annual Report to Shareholders for the period ended December 31, 2010 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. To request an Annual Report, free of charge, please call (800) 658-5811.

ORGANIZATION AND HISTORY OF THE FUNDS
     Each Fund is a separate investment portfolio of the American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The S&P 500 Index Fund is diversified. The Small Cap Index and International Equity Index Funds are not diversified. The S&P 500 Index Fund is comprised of Institutional Class and Investor Class shares. The Small Cap Index Fund and the International Equity Index Funds offer only the Institutional Class of shares.
     The International Equity Index Fund, S&P 500 Index Fund, and Small Cap Index Fund operate under a master-feeder structure (the “Master-Feeder Funds”). Each Master-Feeder Fund invests all of its investable assets in a corresponding portfolio with a similar name and identical investment objective and investment policies that are substantially similar to those of the Master-Feeder Fund. The S&P 500 Index Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio (“Equity 500 Index Portfolio”), a portfolio of the State Street Master Funds that is managed by SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company (“State Street”). The International Equity Index Fund and the Small Cap Index Fund each seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the Quantitative Master Series LLC (“Index LLC”). The International Equity Index Fund invests all of its investable assets in the Master International Index Series (“International Index Series”). The Small Cap Index Fund invests all of its investable assets in the Master Small Cap Index Series (“Small Cap Index Series”). The Index LLC is managed by BlackRock Advisors, LLC. BlackRock Advisors, LLC has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”). BIM is responsible for the day-to-day management of the International Index Series and the Small Cap Index Series. BlackRock Advisors LLC and BIM (collectively, “BlackRock”) each is an indirect, wholly owned subsidiary of BlackRock, Inc. The Equity 500 Index Portfolio, the International Index Series, and the Small Cap Index Series, are referred to herein individually as a “Portfolio” and, collectively, the “Portfolios.”
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
     The investment objective and principal investment strategies and risks of the Funds are described in the Prospectus. This section contains additional information about the Funds’ investment policies and risks and types of securities the Funds may purchase. The composition of the Funds’ portfolio and the strategies that the Funds use in selecting portfolio securities may vary over time. The Funds are not required to use all of the investment strategies described below in pursuing their investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. In the following table, Funds with an “X” in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an “X”.

	S&P 500	Small Cap	International
Strategy/Risk	Index Fund	Index Fund	Equity Index Fund
Borrowing Risks	X	X	X
Cash Management	X	X	X
Cash Flows; Expenses	X	X	X
Common Stock	X	X	X
Cover	X	X	X
Currency Risk			X
Depositary Receipts	X	X	X
Derivatives	X	X	X
Foreign Securities		X	X
Forward Foreign Currency Exchange Contracts			X
Futures Contracts	X	X	X
Illiquid and Restricted Securities	X	X	X
Increase in Expense Risk	X	X	X
Index Futures Contracts and Options on Index Futures Contracts	X	X	X
Initial Public Offerings		X
Interfund Lending	X	X	X

	S&P 500	Small Cap	International
Strategy/Risk	Index Fund	Index Fund	Equity Index Fund
Leveraging Risk	X	X	X
Market Events	X	X	X
Options	X	X	X
Other Investment Company Securities	X	X	X
Preferred Stock		X	X
Real Estate Investment Trusts		X	X
Repurchase Agreements	X	X	X
Reverse Repurchase Agreements
Rights and Warrants	X
Securities Lending	X	X	X
Short Sales	X	X	X
Small Capitalization Companies Risk		X	X
Sovereign Debt			X
Swap Agreements	X	X	X
U.S. Government Securities	X	X	X
Time-Zone Arbitrage			X
Valuation Risk	X	X	X
When-Issued Securities	X
     Borrowing Risks — The Portfolios may borrow for temporary purposes. Borrowing may exaggerate changes in a Portfolio’s NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Portfolio’s return.
     Cash Management —
     S&P 500 Index Fund:
     The Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by Standard & Poor’s Rating Group or, if unrated, of comparable quality in the opinion of SSgA FM; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of SSgA FM. To the extent that the Portfolio holds the foregoing instruments its ability to track its index may be adversely affected.
     Small Cap Index Fund and International Index Fund:
     Generally, the Portfolio will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Adviser, a portion of a Portfolio’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time a Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.
     These Portfolios may also invest in short-term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations, repurchase agreements and commingled short-term liquidity funds. To the extent a Portfolio invests in short-term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to its applicable index at all times.
     Cash Flows; Expenses — The ability of each Fund to satisfy its investment objective depends to some extent on the Manager and Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Manager, or Adviser as applicable, will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Portfolio seeks to replicate the total return of its target index, the Adviser generally will not attempt to judge the merits of any particular security as an investment.
     Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks bellow preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made its management or decreased demand the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.
     Cover — Transactions using forward contracts, futures contracts, options on futures contracts and written options (“Financial Instruments”) expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.
     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio’s assets to cover or to segregated accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.
     Currency Risk — If a Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Currency futures, forwards or options may not always work as intended, and in specific cases the Portfolio may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Portfolio may not hedge its currency risks.
     Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Portfolio’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Portfolio may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Portfolio to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities.
     Derivatives — Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

     Foreign Securities — A Portfolio may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce each Portfolio’s rights as an investor.
     A Portfolio also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although each Portfolio endeavors to achieve the most favorable net results on portfolio transactions.
     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.
     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
     Forward Foreign Currency Exchange Contracts — A Portfolio may enter into forward foreign currency exchange contracts (“forward currency contracts”). A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
     Forward currency contracts may serve as long hedges — for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.
     A Portfolio may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. In addition, a Portfolio may use forward currency contracts when an Adviser wishes to “lock in” the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.
     A Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.
     A Portfolio may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable Adviser believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.
     In addition, a Portfolio may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owned securities denominated in a foreign currency that the Adviser believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies a Portfolio’s exposure to foreign currency exchange rate fluctuations.
     The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
     Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.
     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
     Futures Contracts — Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The use of futures contracts by the Portfolios is explained further under “Index Futures Contracts and Options on Index Futures Contracts.”
     The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.
     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is generally required to deposit “initial deposit” consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio’s obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
     Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.
     Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.
     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
     If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
     To the extent that a Portfolio enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission (“CFTC”)), the aggregate initial margin will not exceed 5% of the liquidation value of a Portfolio’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio’s assets that are at risk in futures contracts.
     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by an Adviser may still not result in a successful transaction.
     In addition, futures contracts entail risks. Although an Adviser may believe that use of such contracts will benefit a particular Portfolio, if that investment advisor’s investment judgment about the general direction of, for example, an index is incorrect, a Portfolio’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.
     Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.

A Portfolio may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) (“Section 4(2) paper”) or in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”).
     Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as one of the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.
     Investments in Section 4(2) securities could have the effect of reducing a Portfolio’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.
     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
     To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, that Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.
     Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. A Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     Increase in Expenses Risk — The actual costs of investing in a Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets are lower than estimated. Net assets are more likely to be less than estimated and fund expense ratios are more likely to increase when markets are volatile.
     Index Futures Contracts and Options on Index Futures Contracts — The Portfolios may invest in index futures contracts, options on index futures contracts and options on securities indices.
     Index Futures Contracts - U.S. futures contracts trade on exchanges that have been designated “contracts markets” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets.
     At the same time a futures contract on an index is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.
     Options on Index Futures Contracts — The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

     The writing of a call option on a futures contract with respect to an index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses or gains from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
     The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.
     The amount of risk a Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.
     S&P 500 Index Fund: The Equity 500 Index Portfolio Board has adopted the requirement that index futures contracts and options on index futures contracts be used as a hedge. Stock index futures may be used on a continual basis to equitize cash so that the Portfolios may maintain maximum equity exposure. Each Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.
     Futures Contracts on Stock Indices — The Portfolios may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Index Futures Contracts”). This investment technique is used only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolios or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolios.
     In general, each transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolios will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolios’ investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.
     Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.
     Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Portfolios. Each Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of each Portfolio’s total assets.
     Options on Securities Indices — The Portfolios may write (sell) covered call and put options to a limited extent on an index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Portfolios may forgo the benefits of appreciation on the index or may pay more than the market price for the index pursuant to call and put options written by the Portfolios.

     By writing a covered call option, the Portfolios forgo, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a put option, the Portfolios, in exchange for the net premium received, accept the risk of a decline in the market value of the index below the exercise price.
     Each Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.
     When each Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.
     The Portfolios have adopted certain other non-fundamental policies concerning index option transactions that are discussed above. The Portfolios’ activities in index options also may be restricted by the requirements of the Tax Code with which the Funds must comply to continue to qualify as a RIC.
     The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
     Because options on securities indices require settlement in cash, an Adviser may be forced to liquidate portfolio securities to meet settlement obligations.
     Options on Stock Indices — A Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.
     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.
     Initial Public Offerings — A Portfolio can invest in initial public offerings (“IPOs”). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.
     Interfund Lending — Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other Funds for temporary purposes. The credit facility can provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.
     The credit facility will reduce the Funds’ potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lending. Although the credit facility will reduce the Funds’ need to borrow from banks, the Funds remain free to establish lines of credit or other borrowing arrangements with banks.
     Leveraging Risk — Leverage is the ability to earn a return on a capital base that is larger than a Portfolio’s net assets. Use of leverage can magnify the effects of changes in the value of the Portfolio’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. A Portfolio may experience the effects of leveraging when holding futures, forward contracts, swaps, reverse repurchase agreements, other derivatives, and other instruments. To mitigate leveraging risk, a Portfolio will segregate or “earmark” liquid assets or otherwise cover the obligations that may give rise to such risk. A Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Portfolio to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Certain types of leveraging transactions, such as short sales that are not “against the box”, could theoretically be subject to unlimited losses in cases where the Portfolio, for any reason, is unable to close out the transaction. In addition, to the extent a Portfolio borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Portfolio’s investment returns, resulting in greater losses
     Market Events — Events in the financial sector may result, in a high degree of volatility in the financial markets. Both domestic and foreign equity markets may experience increased volatility and turmoil. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by recent market turmoil, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.
     Options — A Portfolio may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. A Portfolio will only write (sell) covered call and put options. For a further description, see “Cover.”
     An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
     By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.
     A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
     Other Investment Company Securities — A Portfolio or Fund (“Portfolio”) at times may invest in shares of other investment companies, including other investment companies advised by the Adviser or Manager. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting redemptions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Portfolio becomes a shareholder of that investment company. As a result, Portfolio shareholders indirectly will bear the Portfolio’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Portfolio shareholders directly bear in connection with the Portfolio’s own operations. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.
     A Portfolio can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act of 1940, to provide liquidity or for defensive purposes. The Portfolio would invest in money market funds rather than purchasing individual short-term investments. A Portfolio may choose to invest in an affiliated or unaffiliated mutual fund. A Portfolio may purchase shares of exchange-traded funds (ETFs). ETFs trade like a common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage. As a shareholder of an ETF, the Portfolio would be subject to its ratable share of ETFs expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, the Portfolio’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies.
     As with other investments, investments in other investment companies are subject to market and selection risk.
     Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.
     Real Estate Investment Trusts (“REITs”) — REITs are companies that own interests in real estate or in real estate related loans or other interest, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.
     Repurchase Agreements — A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Fund to earn income while retaining “overnight” flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.
     The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio’s rights. The Fund’s Board of Trustees has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.
     The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depository Receipts, exchange-traded funds, corporate obligations and convertible securities.
     Reverse Repurchase Agreements — The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.
     Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.
     Securities Lending — The Portfolio that each Fund invests in may lend securities with a value of up to 33 1/3% of its total assets to financial institutions that provide cash or securities as collateral in an amount equal to the market value of the securities loaned. The Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. A Portfolio has the right to call a loan and obtain the securities loaned upon notice to the borrower. To the extent a Portfolio lends its securities, it may be subject to the following risks. Delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, (c) expenses of enforcing its rights.
     Borrowers of the Portfolio’s securities typically provide collateral in the form of cash or other obligations. The securities received as collateral or the securities in which cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers.
     Short Sales — In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, a Portfolio may sell a security it does not own, or in an amount greater than the Portfolio owns (i.e., make short sales). With respect to the Portfolios, such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, a Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Portfolio, the Portfolio will incur a loss. Conversely, the

Portfolio will realize a gain if the price of the security decreases between selling short and replacement. Although the Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Portfolio is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.
     Small Capitalization Companies Risk — Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small-cap companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.
     Sovereign Debt - Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
     Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
     Swap Agreements — Considered a derivative, a swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a few weeks to more than one year whereby the two parties agree to exchange payments based on changes in the value of a specified index, rate or other instrument.
     The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. If the Adviser to the Portfolio incorrectly forecasts interest rate changes, interest rate swaps based upon those expectations may result in losses for the Fund. The counterparty to a swap agreement may default on its obligations to the Fund. To mitigate this risk, the Portfolio will only enter swap agreements with counterparties considered by the Adviser to be at minimum risk of default. In addition, swaps may be considered illiquid investments; see “Illiquid and Restricted Securities” for a description of liquidity risk. The swaps market is relatively new and unregulated. The introduction of new regulation or other developments may affect the Fund’s ability to receive payments or complete its obligations under existing swap agreements.
     Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. In a total return swap, the purchaser will receive the price appreciation of an index, a portion of an index, or a single asset in exchange for paying an agreed-upon fee. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

     Credit Default Swaps. Credit default swaps may be acquired, both directly (“unfunded swaps”) and indirectly in the form of a swap embedded within a structured note (“funded swaps”), to seek protection against the risk that a security will default. Credit default swaps may be on a single security, or on a basket of securities. The purchaser pays a fee during the life of the swap. A credit default swap may represent a short position (also known as “buying credit protection”) or a long position (also known as “selling credit protection”). If there is a credit event (bankruptcy, failure to timely pay interest or principal, a restructuring or other specified occurrence) with respect to a short position in a credit default swap, the Portfolio will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. Alternatively, the credit default swap may be cash settled where the swap counterparty will pay the Portfolio the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. Taking a long position in a credit default swap increases the exposure to the specific issuers. If there is a credit event with respect to a long credit default swap position, the swap counterparty will deliver the bonds and the Portfolio will pay the counterparty the par amount. Alternatively, the credit default swap may be cash settled where the Portfolio will pay the swap counterparty the difference between the par value and market value of the defaulted bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. The risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation.
     Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap’s inception. Currency swaps are subject to currency risk. They also involve exchange risk on principal and therefore are subject to credit risk.
     Equity Swaps. A Portfolio may enter into equity swap agreements in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Equity swaps may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances.
     U.S. Government Securities — The types of U.S. government securities in which the Portfolio may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings.
     Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to “time- zone arbitrage.” If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Portfolio’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies.
     Valuation Risk — There is a risk that a Portfolio has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.
     When-Issued Transactions — A Portfolio may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates or earmarks liquid securities to cover these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Portfolio’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. When entering into a when-issued transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.
     Securities purchased on a when-issued basis and held by a Portfolio are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in the Portfolio’s net asset value (“NAV”).
     When payment for when-issued securities is due, the Portfolio will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS
     In addition to the investment strategies described in the Prospectus, the Small Cap Index Fund and the International Equity Index Fund each may:
Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one rating organization if it is the only rating organization rating that security. Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds’ debt allocations. These Funds, at the discretion of the Manager or an Adviser, as applicable, may retain a debt security that has been downgraded below the initial investment criteria.
Each Fund may (except where indicated otherwise):
1. Purchase or sell securities on a when-issued basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. When purchasing securities on a when-issued basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.
2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).
3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. A Fund continues to receive dividends or the equivalent, or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.
4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or an Adviser, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.
5. Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”). The Funds will not invest more than 15% of their respective net assets in Section 4(2) securities and illiquid securities unless the Manager or an Adviser, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust’s Board of Trustees (“Board”), the Equity 500 Index Portfolio’s Board or the Index LLC’s Board, as applicable, that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.
INVESTMENT RESTRICTIONS
     Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
     All other fundamental and non-fundamental investment policies of each Master-Feeder Fund and its corresponding Portfolio are identical, except for the S&P 500 Index Fund and the Equity 500 Index Portfolio, as described under “Equity 500 Index Portfolio and S&P 500 Index Fund” below.
     Except as noted otherwise below, whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund’s votes representing that Fund’s shareholders not voting will be voted by the Board in the same proportion as those Fund shareholders who do, in fact, vote. On any matter for which a vote of interests of an Index LLC Portfolio is sought, with respect to which either the International Equity Index Fund or Small Cap Index Fund is entitled to vote, the Trust will either seek instructions from the holders of the relevant Fund’s shares and vote on the matter in accordance with such instructions, or the Trust will vote the interests of the Index LLC Portfolio held by it in the same proportion as the vote of all other interest holders of such Index LLC Portfolio.
Index LLC Portfolios, Small Cap Index Fund and International Equity Index Fund
     Although the following discusses the investment policies of each Index LLC Portfolio and the Index LLC Board, identical policies have been adopted by the Small Cap Index Fund and International Equity Index Fund and the Board.
The following investment restrictions are “fundamental policies” of the Index LLC Portfolios and may be changed with respect to each Portfolio or Fund only by the majority vote of the Portfolio’s or Fund’s outstanding interests or shares, respectively, as defined above. Whenever a Fund is requested to vote on a change in the fundamental policy of its Portfolio, the applicable Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote. Neither Index LLC Portfolio may:
1. Make any investment inconsistent with the Portfolio’s classification as a non-diversified company under the 1940 Act.
2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

3. Make investments for the purpose of exercising control or management.
4. Purchase or sell real estate, except that, to the extent permitted by law, a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
5. Make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Index LLC’s Registration Statement, as they may be amended from time to time; and with respect only to the Index LLC (iii) as may otherwise be permitted by an exemptive order issued to the Index LLC by the Securities and Exchange Commission.
6. Issue senior securities to the extent such issuance would violate applicable law.
7. Borrow money, except that (i) a Portfolio may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Portfolio’s investment policies as set forth in the Index LLC’s Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.
8. Underwrite securities of other issuers except insofar as a Portfolio technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.
9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Index LLC’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.
     In addition, although each Index LLC Portfolio is classified as a non-diversified fund under the 1940 Act and is not subject to the diversification requirements of the 1940 Act, each Portfolio must comply with certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Tax Code”), to enable the Fund that invests therein to satisfy the tax diversification requirements that apply to that Fund. To ensure that the Index LLC Portfolios satisfy these requirements, the Index LLC’s Limited Liability Company Agreement requires that each Index LLC Portfolio be managed in compliance with these requirements as though they were applicable to the Portfolios. Whether these requirements are satisfied will be determined at the Portfolio level and not at the Fund level, based in part upon a pronouncement the Index LLC received from the Internal Revenue Service (“IRS”) of general application that entitles funds that invest in an Index LLC Portfolio to “look through” the shares of the Portfolio to its underlying investments for purposes of these diversification requirements.
     In addition, the Index LLC has adopted non-fundamental restrictions that may be changed by the Index LLC Board without shareholder approval. Under the non-fundamental restrictions, an Index LLC Portfolio may not:
(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Portfolios’ shares are owned by another investment company that is part of the same group of investment companies as the Portfolios.
(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Index LLC’s Registration Statement.
(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Index LLC Board has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

(d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.
(e) Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the target index or parties thereof without providing shareholders with at least 60 days prior written notice of such change.
     Except with respect to restriction 7, if a percentage restriction on the investment use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.
     For purposes of investment restriction 2, each Portfolio uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.
     The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Index LLC has adopted an investment policy pursuant to which neither Portfolio will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of: (i) the market value of OTC options currently outstanding that are held by such Portfolio, (ii) the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Portfolio, and (iii) margin deposits on the Portfolio’s existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of such Portfolio that are deemed to be illiquid or are not otherwise readily marketable. However, if the OTC options are sold by a Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealer is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Portfolio and may be amended by the Index LLC Board without the approval of the Portfolio’s interest holders. However, the Index LLC Board will not change or modify this policy prior to the change or modification by the SEC staff of its position.
     Portfolio securities of each Index LLC Portfolio generally may not be purchased from, sold or loaned to BlackRock or its affiliates or any of their directors, trustees, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. See “Portfolio Securities Transactions.”
Equity 500 Index Portfolio and S&P 500 Index Fund
     The following investment restrictions are “fundamental policies” of the Equity 500 Index Portfolio and the S&P 500 Index Fund, and may be changed with respect to the Portfolio or the Fund only by the affirmative vote of a majority of the Portfolio’s or Fund’s outstanding interests or shares, respectively, as defined above. Except where noted otherwise, the fundamental investment restrictions of the Equity 500 Index Portfolio and the S&P 500 Index Fund are substantially the same. Whenever the S&P 500 Index Fund is requested to vote on a change in the fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote.

The Equity 500 Index Portfolio and S&P 500 Index Fund may not:
1. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings). The S&P 500 Index Fund may borrow money in an amount not more than 1/3 of the current value of its net assets as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.
2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.
3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. In addition, the S&P 500 Index Fund may not purchase or sell interests in oil, gas or mineral leases.
4. Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.
5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. In addition, the S&P 500 Index Fund may not make loans to other persons except: (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.
6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio’s total assets would be invested in any one industry.
9. Issue any class of securities that is senior to the Portfolio’s beneficial interests, to the extent prohibited by the 1940 Act, provided that, for the S&P 500 Index Fund, collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.
     In addition, it is contrary to the Equity 500 Index Portfolio’s present policy, which may be changed without interest holder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the State Street Master Funds (or the person designated by the Trustees of the State Street Master Funds to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.
     All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Part A with respect to the Equity 500 Index Portfolio, the other investment policies described in this SAI or in the Part A of the Equity 500 Index Portfolio are not fundamental and may be changed by approval of the Trustees of the State Street Master Funds.
TEMPORARY DEFENSIVE POSITION
     In times of unstable or adverse market, economic, political or other conditions, the Funds can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these type of securities for liquidity purposes to meet cash needs due to redemptions of shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities.
     These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; (viii) exchange-traded funds; and (ix) shares of registered money market funds, including funds advised by the Manager.
PORTFOLIO TURNOVER
     Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund or Portfolio sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund’s or a Portfolio’s transaction costs and generate additional capital gains or losses.
DISCLOSURE OF PORTFOLIO HOLDINGS
     As feeder funds in the Portfolios, the Funds do not invest directly in portfolio securities. The Fund’s holdings consist of interests in the Portfolios. Set forth below are the policies for disclosure of holdings of the Portfolios.
Disclosure by the Funds
     The Funds publicly disclose portfolio holdings information for the Portfolios as follows:

1.	a complete list of holdings for each Portfolio on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2.	a complete list of holdings for each Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter; and

3.	ten largest holdings for the Portfolios as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter.
The Funds receive Portfolio holdings information from SSgA FM and BlackRock prior to the public disclosures listed above. The Funds have ongoing arrangements with third party service providers that require access to this nonpublic holdings information to provide services necessary to the Funds’ operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The service providers have a duty to keep the Portfolios’ nonpublic information confidential either through written contractual arrangements with the Manager or the Funds or by the nature of their role with respect to the Funds. The Funds have determined that complete disclosure of nonpublic holdings information to the service providers fulfills a legitimate business purpose and is in the best interest of shareholders. The Funds have an ongoing arrangement to provide Portfolio holdings information to the Funds’ independent registered public accounting firm, Ernst & Young LLP. Ernst & Young has access to the complete list of holdings on an annual basis upon receipt from the Portfolios, typically around the 50th day after fiscal year-end. The Funds make no other selective disclosure of Portfolio holdings information.
Selective Disclosure of Portfolio Holdings for the SSgA Advised Funds

     The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Equity 500 Index Portfolio and its corresponding Master-Feeder Fund. The Disclosure Policies have been approved by the Board of Trustees of the State Street Master Funds. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.
     The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:
a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Policies permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Adviser, the Trustees, the directors of the Adviser, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisers, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Adviser and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Adviser’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.
     The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Adviser or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

     In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.
     The Board of Trustees, the Funds’ Administrator or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer. The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.
     The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Adviser and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Adviser to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.
Selective Disclosure of Portfolio Holdings for the BlackRock Advised Funds
     Pursuant to policies and procedures adopted by the Master LLC and the Manager, the Master LLC and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Master LLC’s portfolio holdings. The Master LLC’s Board of Directors has approved the adoption by the Master LLC of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Master LLC’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Master LLC’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Master LLC, and any changes thereto, and an annual review of the operation of the policies and procedures.
     Examples of the information that may be disclosed pursuant to the Master LLC’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the investment adviser’s discussion of Master LLC performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Master LLC may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Master LLC’s shares, affiliates of the Master LLC, third party service providers to the Master LLC, lenders to the Master LLC, and independent rating agencies and ranking organizations. The Master LLC, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.
     Subject to the exceptions set forth below, Confidential Information relating to the Master LLC may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., fund annual report), a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Master LLC must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least 30 calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Master LLC’s shareholders. In connection with day-to-day portfolio management, the Master LLC may disclose Confidential Information to executing broker-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Master LLC has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of the Master LLC and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Master LLC’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Potential Conflicts of Interest” in this Statement of Additional Information.

     Confidential Information — whether or not publicly disclosed — may be disclosed to Directors, the independent Directors’ counsel, the Master LLC’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Master LLC’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Master LLC, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Master LLC’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.
     The Manager has entered into ongoing arrangements to provide selective disclosure of Master LLC portfolio holdings to the following persons or entities:
     Master LLC’s Board of Directors (and if necessary, independent Director’s counsel and Master LLC counsel)
     Master LLC’s Transfer Agent
     Master LLC’s independent registered public accounting firm
     Master LLC’s accounting services provider — State Street Bank and Trust Company
     Master LLC’s Custodians
     Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.
     Information aggregators — Wall Street on Demand, Thomson Financial, eVestment Alliance and informa PSN investment solutions
     Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
     Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.
     Portfolio Compliance Consultants — iFlex Solutions, Inc.
     Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as Directors to act in the best interests of the Master LLC and its shareholders. Selective disclosure is made to the Board of Director and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Master LLC. Selective disclosure is made to the Master LLC’s Transfer Agent, accounting services provider, and Custodians as frequently as necessary to enable such persons or entities to provide services to the Master LLC, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.
     The Master LLC and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Master LLC’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Master LLC’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities—including securities held by the Master LLC — about which the Manager has Confidential Information. There can be no assurance, however, that the Master LLC’s policies and procedures with respect to the selective disclosure of Master LLC portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

LENDING OF PORTFOLIO SECURITIES
     Each Portfolio may lend securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolios remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolios also have the right to terminate a loan after providing notice. The Portfolios do not have the right to vote on securities while they are on loan. However, a Portfolio may attempt to terminate loans in time to vote those proxies that the Portfolio determines are material to its interests. Loans of portfolio securities may not exceed 33-1/3% of the value of a Portfolio’s total assets (including the value of all assets received as collateral for the loan). The Portfolios will receive collateral consisting of cash or securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing on a fully collateralized basis. In a loan transaction, the Portfolios will also bear the risk of any decline in value of securities received as collateral or purchased with cash collateral.
TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees
     The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including American Beacon Advisors, Inc., which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s Chief Compliance Officer. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
     Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
     In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, American Beacon, each Fund’s investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds’ investment advisers.
     The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

     Senior officers of the Trust and senior officers of American Beacon also report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.
Board Structure and Related Matters
     Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.
     The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves each Fund’s investment advisory agreement with American Beacon, but specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
     The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the Trustees are able to oversee effectively the number of Funds in the complex.
     The Trust is part of the American Beacon Funds Complex, which is comprised of the 19 portfolios within the Trust, 2 portfolios within the American Beacon Select Funds. 1 portfolio within American Beacon Mileage Funds, and 1 portfolio within the American Beacon Master Trust. The same persons who constitute the Board also constitute the respective boards of trustees of American Beacon Select Funds, the American Beacon Mileage Funds and the American Beacon Master Trust.
     The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.
     The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise indicated, the address of each Trustee is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155.

Position, Term of Office
and Length of Time
Name, Age and Address	Served with the Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (74)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present).

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
NON-INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (66)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Brenda A. Cline (50)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, Trinity Valley School (2003- 2004); Member, Trinity Valley School Endowment Committee (2004- Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Richard A. Massman (67)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2010) and Director (2005-2010), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

R. Gerald Turner (65)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present).

Thomas M. Dunning (68)	Trustee since 2008	Non-Executive Chairman, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, Baylor Health Care System Foundation (2007-Present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-Present); Board Member, John Tower Center for Political Studies/SMU (2008-Present); Board Member, University of Texas Development Board (2008-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
Eugene J. Duffy (56)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Paul J. Zucconi, CPA (70)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trust and Master Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

     In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.
Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a foundation, service as a trustee to a private university, a children’s hospital and a school, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.
Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.
Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.
Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.
R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.
Paul J. Zucconi: Mr. Zucconi has extensive financial experience as partner with a large public accounting firm auditing financial services firms, including investment companies, organizational management and financial experience as a director to various publicly held and private companies, including acting as chairman or as a member of their audit and/or audit and compliance committees, service as a board member to a local chapter of not-for-profit foundation; service as a board member to a local chapter of a national association of corporate directors, and multiple years of service as a Trustee.
   Committees of the Board
     The Trust has an Audit and Compliance Committee (“Audit Committee”), consisting of Messrs. Zucconi (Chair) and Duffy and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are “interested persons” of the Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s Chief Compliance Officer in connection with his or her implementation of the Trust’s Compliance Program. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 2010.
     The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair) and Turner. Mr. Massman, as Chairman of the Trust, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2010.
     The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair) and Ms. Cline. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of American Beacon and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by American Beacon regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by American Beacon to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by American Beacon to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by American Beacon to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met five times during the fiscal year ended December 31, 2010.

Trustee Ownership in the Funds
     The Trustees who owned shares of any Fund are listed in the following tables with the dollar range of their ownership in such Fund(s) and the Trust as a whole as of the calendar year ended December 31, 2010.

INTERESTED
Feld
S&P 500 Index	None
Small Cap Index	None
International Equity Index	None
Aggregate Dollar Range of Equity Securities in all Trusts (22 Funds)	Over $100,000

NON-INTERESTED
	Bogart	Cline	Massman	Turner	Dunning	Duffy	Zucconi
S&P 500 Index	None	None	$10,001-$50,000	None	None	None	None
Small Cap Index	None	None	$10,001-$50,000	None	None	None	None
International Equity Index	None	None	$10,001-$50,000	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (20 Funds)	$10,001-$50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	$10,001-$50,000
Trustee Compensation
     As compensation for their service to the Trust, the American Beacon Mileage Funds, the American Beacon Select Funds and the Master Trust (collectively, the “Trusts”), each Trustee is compensated as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee; and (3) reimbursement of reasonable expenses incurred in attending such Board and Committee meetings.
     Mr. Massman was elected as Chairman April 15, 2008. For his service as Chairman, Mr. Massman will receive an additional annual payment of $15,000. He also receives an additional $2,500 per quarter for his service as an ex-officio member of multiple committees. Total compensation (excluding reimbursements) is reflected in the following table for the fiscal year ended December 31, 2010.

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as Part	From the Trusts
Name of Trustee	From the Trust	of the Trust’s Expenses	(22 funds)
INTERESTED TRUSTEES
Alan D. Feld	$116,594	$0	$129,500

NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$123,796	$0	$137,500
Brenda A. Cline	$123,796	$0	$137,500
Eugene J. Duffy	$121,545	$0	$135,000
Thomas M. Dunning	$121,545	$0	$135,000
Richard A. Massman	$137,301	$0	$152,500
R. Gerald Turner	$114,343	$0	$127,000
Paul J. Zucconi	$121,545	$0	$135,000
     The Boards have adopted an Emeritus Trustee and Retirement Plan (“Plan”). The Plan provides that a Trustee who has served on the Boards as of June 4, 2008, and who has reached a mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. The Boards, through a majority vote, may determine to grant one or more annual exemptions to this mandatory retirement requirement. Additionally, a Trustee who has served on the Board of one or more Trusts for at least 5 years as of June 4, 2008, may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status.
     A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

Principal Officers of the Trust
     The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as set forth below. Unless otherwise indicated, the address of each Officer is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155.

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (56)	President Since 2009 Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

William F. Quinn (63)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), President (1986-2006), and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009);Director, Hicks Acquisition II, Inc. (2010-Present) (special purpose acquisition company); Director, Crescent Real Estate Equities, Inc. (1994-2007); Independent Trustee, National Railroad Retirement Investment Trust (2011-Present); Trustee (1995-2008) and President (1995-2007, 2008-2009), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds, plc (2007-2009).

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, U.S. Securities and Exchange Commission (1995—2004).

Brian E. Brett (50)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).

Wyatt L. Crumpler (44)	VP since 2007	Vice President, Asset Management (2009-Present) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc. ; Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
Erica B. Duncan (40)	VP since 2011	Vice President, Marketing & Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (57)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-2009).

Melinda Heika (49)	Treasurer since 2010	Vice President, Finance & Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004) and Senior Financial Analyst (1997-1998), American Beacon Advisors, Inc.

Terri L. McKinney (47)	VP since 2010	Vice President, Enterprise Services (2009-Present), Managing Director (2003-2009), and Director of Marketing & Retail Sales (1996-2003),American Beacon Advisors, Inc.; President, Board of Trustees (2010-Present), Vice President, Board of Trustees for the Down Syndrome Guild of Dallas (2008-2010); Trustee, (2006-2008), Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (36)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Christina E. Sears (39)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.
TRUSTEES AND OFFICERS OF THE INDEX LLC
     The Board of Directors of the Index LLC consists of thirteen individuals, eleven of whom are not “interested persons” of the Index LLC as defined in the Investment Company Act (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Index LLC and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties.
     The Board has five standing committees: an Audit Committee, Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee.
     The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Index LLC’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Index LLC; (3) review the conduct and results of each independent audit of the Index LLC’s financial statements; (4) review any issues raised by the independent auditors regarding the accounting or financial reporting policies and practices of the Index LLC; (5) oversee the performance of the Index LLC’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (6) oversee policies, procedures and controls regarding valuation of the Index LLC’s investments; and (7)

resolve any disagreements between Index LLC management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2010, the Audit Committee met four times.
     The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, all of whom are Independent Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Directors of the Index LLC and recommend Independent Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Index LLC shareholders as it deems appropriate. Index LLC shareholders who wish to recommend a nominee should send nominations to the Secretary of the Index LLC that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2010, the Governance Committee met four times.

     The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Index LLC, the fund-related activities of BlackRock and the Index LLC’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Index LLC and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Index LLC’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Index LLC’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2010, the Compliance Committee met eight times.
     The members of the Performance Oversight and Contract Committee (the “Performance Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Directors. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Index LLC’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Index LLC’s investment objectives, policies and practices, (2) review personnel and resources devoted to management of the index and evaluate the nature and quality of information furnished to the Performance Committee, (3) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions; (4) request and review information on the nature, extent and quality of services provided to the interestholders; and (5) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Committee. During the fiscal year ended December 31, 2010, the Performance Committee met four times.
The members of the Executive Committee (the “Executive Committee”) are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Directors, and Richard S. Davis, who serves as an interested Director. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board of Directors, (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Committee by the Board. The Board has adopted a written charter for the Executive Committee. The Executive Committee was constituted December 3, 2008 and during the fiscal year ended December 31, 2010, the Executive Committee did not hold a formal meeting.
The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Director candidates (the “Statement of Policy”). The Board believes that each Independent Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Index LLC and protecting the interests of interestholders. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Index LLC and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Index LLC, is provided in below, in “Biographical Information.”
Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Master LLC and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or nonprofit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.
The table below discusses some of the experiences, qualifications and skills of each of the Directors that support the conclusion that each Director should serve (or continue to serve) on the Board.
Directors                     Experience, Qualifications and Skills
Independent Directors

David O. Beim      David O. Beim has served for approximately 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. The Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.
Ronald W. Forbes      Ronald W. Forbes has served for more than 30 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. This length of service provided Mr. Forbes with direct knowledge of the operation of the Master LLC and the business and regulatory issues facing the Master LLC. He currently serves as professor emeritus at the School of Business at the State University of New York at Albany, and has served as a professor of finance thereof since 1989. Mr. Forbes’ experience as a professor of finance provides valuable background for his service on the Board. Mr. Forbes has also served as a member of the task force on municipal securities markets for Twentieth Century Fund.
Dr. Matina S. Horner      Dr. Matina S. Horner has served for approximately six years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from her service as executive vice president of Teachers Insurance and Annuity Association and College Retirement Equities Fund. This experience provides Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and nonprofit boards.
Rodney D. Johnson      Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors Inc., Mr. Johnson served as Chief Investment Officer of Temple University for two years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.
Herbert I. London      Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, a world renowned think tank in Washington D.C., since 1997 and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Board. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.
Cynthia A. Montgomery      Cynthia A. Montgomery has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.
Joseph P. Platt      Joseph P. Platt has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of private, public, and non-profit companies.
Robert C. Robb, Jr. Robert C. Robb, Jr. has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy

BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.
Toby Rosenblatt      Toby Rosenblatt has served for approximately 19 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.
Kenneth L. Urish      Kenneth L. Urish has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.
Frederick W. Winter Frederick W. Winter has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof since 1997. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.
Interested Directors
Richard S. Davis      Richard S. Davis’s experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company benefits the Master LLC and the Series by providing them with additional business leadership and experience, while adding the benefit of his ˆ diverse knowledge concerning investment management firms. In addition Mr. Davis’s experience as the Chairman of State Street Research Mutual Funds and SSR Realty provides the Master LLC and the Series with a wealth of practical business knowledge and leadership. Mr. Davis’s previous service on and long-standing relationship with the Board also provide him with a specific understanding of the Master LLC and the Series, their operations, and the business and regulatory issues facing the Master LLC and the Series.
Henry Gabbay      Henry Gabbay’s many years of experience in finance provide the Board with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Master LLC and the Series with greater insight into the analysis and evaluation of both its existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the BlackRock Fund Complex provide the Board with direct knowledge of the operations of the Master LLC and the Series and their investment advisers. Mr. Gabbay’s previous service on and long-standing relationship with the Board also provides him with a specific understanding of the Master LLC and the Series, their operations, and the business and regulatory issues facing the Master LLC and the Series.
Biographical Information
Certain biographical and other information relating to the Directors is set forth below, including address, year of birth, principal occupations for at least the last five years, length of time served, and total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public company and investment company directorships held during the past five years.

Number of Blackrock
Advised Registered
Investment
Companies (“RICs”)
Consisting of
	Positions(s)	Length		Investment Portfolios
Name, Address	Held with the	of Time	Principal Occupation(s) During	(“Portfolios”)	Public
and Year of Birth	Index LLC	Served(2)	Past Five Years	Overseen	Directorships
Independent Directors(1)

David O. Beim (3) 55 East 52nd Street New York, NY 10055 1940	Director	2007 to present	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee of Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 portfolios	None

Ronald W. Forbes(4) 55 East 52nd Street New York, NY 10055 1940	Director	2007 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 portfolios	None

Dr. Matina Horner(5) 55 East 52nd Street New York, NY 10055 1939	Director	2007 to present	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 portfolios	N STAR (electric & gas utility)

Rodney D. Johnson(4) 55 East 52nd Street New York, NY 10055 1941	Director	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004 ; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 portfolios	None

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc.(strategic solutions company) since 2006; Director, Cerego, LLC (software development and design) since 2005 .	36 RICs consisting of 95 portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	2007 to present	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt(6) 55 East 52nd Street New York, NY 10055 1947	Director	2007 to present	Director, The West Penn Allegheny Health System (a not-for-profit health system since 2008; Director, Jones and Brown (Canadian Insurance Broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC, (private investment company) from 2002 to 2008.	36 RICs consisting of 95 portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not for profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 portfolios	None

Number of Blackrock
Advised Registered
Investment
Companies (“RICs”)
Consisting of
	Positions(s)	Length		Investment Portfolios
Name, Address	Held with the	of Time	Principal Occupation(s) During	(“Portfolios”)	Public
and Year of Birth	Index LLC	Served(2)	Past Five Years	Overseen	Directorships
Toby Rosenblatt(7) 55 East 52nd Street New York, NY 10055 1938	Director	Director 2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) 1998 to 2008.	36 RICs consisting of 95 portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish(8) 55 East 52nd Street New York, NY 10055 1951	Director	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member, External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Penn-sylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003-2008; Director, Inter-Tel from 2006 to 2007 .	36 RICs consisting of 95 portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business — University of Pittsburgh since 2005 and Dean thereof from 1997 — 2005; Director, Alkon Corporation (pneu-matics) since 1992; Formerly Direct-or, Indotronix International (IT services) from 2004 to 2008; Director, Tippman Sports (recreation) since 2005.	36 RICs consisting of 95 portfolios	None

Interested Directors:(1,9)

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	2007 to present	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research mutual funds from 2000 to 2005; Chairman SSR Realty from 2000 to 2004.	168 RICs consisting of 288 portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	2007 to present	Consultant, BlackRock, Inc. 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock Fund complex from 1989 to 2006.	168 RICs consisting of 288 portfolios	None

1	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one year extensions in the terms of Directors who turn 72 prior to December 31, 2013.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MUM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows all Directors as joining the Master LLC’s Board in 2007, each Director first became a member of the boards of other legacy MUM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

3	Chair of the Performance Oversight Committee.

4	Co-Chair of the Board of Directors.

5	Chair of the Governance Committee.

6	Chair of the Compliance Committee.

7	Vice Chair of the Performance Oversight Committee.

8	Chair of the Audit Committee.

9	Mr. Davis is an “interested person,” as defined in the Investment Company Act, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates and his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.
     Certain biographical and other information relating to the officers of the Index LLC is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Number of
BlackRock-
Advised
Registered
Investment
Companies
(“RICs”)
			Principal	Consisting of
	Position(s)	Length of	Occupation(s)	Portfolios
Name, Address(1) and	Held with the	Time	During Past Five	(“Portfolios”)	Public
Year of Birth	Index LLC	Served(1)	Years	Overseen	Directorships
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	2010 to present	Managing Director of BlackRock, Inc. since 2009; Global Head of the BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to2009; Treasurer of Global Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family Resource Network (charitable foundation) since 2009.	70 RICs consisting of 192 portfolios	None

Number of
BlackRock-
Advised
Registered
Investment
Companies
(“RICs”)
			Principal	Consisting of
	Position(s)	Length of	Occupation(s)	Portfolios
Name, Address(1) and	Held with the	Time	During Past Five	(“Portfolios”)	Public
Year of Birth	Index LLC	Served(1)	Years	Overseen	Directorships
Brendan Kyne 55 East 52” Street New York, NY 10055 1977	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2010; Director of Blackrock, Inc. from 2008 to 2009; Head of Product Development of BlackRock, Inc. since 2009 and Co-head thereof from 2007 to 2009; Vice President of Blackrock, Inc. from 2005 to 2008.	168 RICs consisting of 288 Portfolios	None

Brian Schmidt 55 East 52” Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003: Director from 2001 to 2003, Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds	70 RICs consisting of 192 Portfolios	None

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer and Assistant Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.	168 RICs consisting of 288 Portfolios	None

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (MLIM) and Fund Asset Management, L.P. funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	168 RICs consisting of 288 Portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel thereof since 2005.	168 RICs consisting of 288 Portfolios	None

Ira P. Shapirof 55 East 52nd Street New York, NY 10055 1963	Secretary	2010 to present	Managing Director of BlackRock, Inc. since 2008; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.	74 RICs consisting of 410 Portfolios	None

1	Officers of the Master LLC serve at the pleasure of the Board of Directors.
     Each Director who is an Independent Director is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Master LLC, and a $5,000 Board meeting fee to be paid for each in person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Directors are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees and Performance Oversight Committees and the Vice-Chair of the Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Chair of the Product Pricing Committee, who oversees funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond, and the closed-end BlackRock Fund Complexes.
     Mr. Gabbay is an interested Director of the Master LLC and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond, and the Closed-End BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Master LLC, and (ii) with respect to each of the two open end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabby’s compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Master LLC) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent board members serving on such boards. The Board of the Master LLC or of any other Blackrock advised Fund may modify the board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

     The following table sets for the compensation earned by the Independent Directors and Chief Compliance Officer for the fiscal year ended December 31, 2010, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2010.

			Aggregate
			Compensation from the
	Aggregate	Estimated Annual	Fund and Other
	Compensation from	Benefits Upon	BlackRock
Name of Directors	the Index LLC(a)	Retirement	Advised Funds1
David O. Beim(2)	None	None	$300,000
Ronald W. Forbes(3)	None	None	$360,000
Dr. Martina Horner(4)	None	None	$300,750
Rodney D. Johnson(3)	None	None	$360,000
Herbert I. London	None	None	$275,000
Cynthia A. Montgomery	None	None	$275,000
Joseph P. Platt, Jr.(5)	None	None	$300,000
Robert C. Robb, Jr.	None	None	$275,000
Toby Rosenblatt(6)	None	None	$300,000
Kenneth L. Urish(7)	None	None	$297,500
Frederick W. Winter	None	None	$275,000
Compliance Officer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None	None	$0

(1)	For the number of RICs and Portfolios from which each Director receives compensation, see Biographical Information chart beginning on page 37.

(2)	Chair of the Performance Oversight Committee.

(3)	Co-Chair of the Board of Directors.

(4)	Chair of the Governance Committee.

(5)	Chairman of the Compliance Committee.

(6)	Vice-Chair of the Performance Oversight Committee.

(7)	Chair of the Audit Committee.

     Information relating to each Directors share ownership in the Index LLC and in all BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2010 is set forth in the chart below:

Aggregate Dollar
	Range of Equity	Aggregate Dollar Range of Equity
	Securities in	Securities in Supervised
Name of Director	the Index LLC	Funds
Interested Directors:
Richard S. Davis	None	Over $100,000
Henry Gabbay	None	Over $100,000
Independent Directors:
David O. Beim	None	Over $100,000
Ronald W. Forbes	None	Over $100,000
Dr. Martina Horner	None	Over $100,000
Rodney D. Johnson	None	Over $100,000
Herbert I. London	None	$50,001-$100,000
Cynthia A. Montgomery	None	Over $100,000
Joseph P. Platt, Jr.	None	Over $100,000
Robert C. Robb, Jr.	None	Over $100,000
Toby Rosenblatt	None	Over $100,000
Kenneth L. Urish	None	Over $100,000
Frederick W. Winter	None	Over $100,000
     Additional information regarding the management of the Index Portfolios may be found in the Part B of the Registration Statement for the Quantitative Master Series LLC, SEC File No. 811-7885. Shareholders may access this information on the SEC’s website at www.sec.gov.
TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO
     The Equity 500 Index Portfolio Board is responsible for generally overseeing the Equity 500 Index Portfolio’s business. The Trustees and officers of the Equity 500 Index Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

				Number of
				Funds in
				Fund	Other
	Position(s)	Term of Office		Complex	Directorships
Name, Address, and Year	Held with	and Length of	Principal Occupation	Overseen	Held by
of Birth (“YOB”)	Trust	Time Served	During Past Five Years	by Trustee	Trustee
Independent Trustees

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 — present).	22	Trustee, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; and Director, Reaves Utility Income Fund, Inc

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1937	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 — 1999) Mr. Boyan retired in 1999; Chairman Emeritus, Children’s Hospital, Boston, MA (1984 —2010); Former Trustee, Old Mutual South Africa Master Trust (investments) (1995 — 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1994 — 2008).	22	Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Former Trustee, Children’s Hospital, Boston, MA; and Trustee, Florida Stage

				Number of
				Funds in
				Fund	Other
	Position(s)	Term of Office		Complex	Directorships
Name, Address, and Year	Held with	and Length of	Principal Occupation	Overseen	Held by
of Birth (“YOB”)	Trust	Time Served	During Past Five Years	by Trustee	Trustee
Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1948	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) ( 2000 - present); Chief Executive Officer, IEmily.com (internet company) (2000 - 2001); Chief Executive Officer, Consensus Pharmaceutical, Inc. (1998 — 1999); Founder, President and Chief Executive Officer, Spence Center for Women’s Health (1994 — 1998); President and Chief Executive Officer, Emerson Hospital (1984-1994); Trustee, Eastern Enterprise (utilities) (1988 - 2000)	22	Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993-2009); Director, IEmily.com, Inc. (2000- 2010); Trustee, National Osteoporosis Foundation (2005-2008).

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1940	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President, Chase Manhattan Bank (1987 — 1999). Mr. Williams retired in 1999.	22	Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust, (2002-2007).

Officers:

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB 1965	President	Term: Indefinite Elected Trustee: 2/07 Elected President: 4/05	President, SSgA Funds Management Inc. (investment adviser) (2005-present); Principal, SSgA Funds Management, Inc. (2001-2005); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2000-2006).	22	Trustee, State Street Institutional Investment Trust; Trustee, SPDR® Series Trust; Trustee, SPDR® Index Shares Trust; and Trustee, Select Sector SPDR® Trust.

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 11/10 Assistant Treasurer	Vice President of State Street Bank and Trust Company (prior to July 2, 2008, Investors Financial Corporation) since 2002 11/08-11/10	—	—
     The By-Laws of the Equity 500 Index Portfolio provide that it shall indemnify each person who is or was a Trustee of the Equity 500 Index Portfolio against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings, if the person in good faith and reasonably believes that his or her conduct was in the Equity 500 Index Portfolio’s best interest. The Equity 500 Index Portfolio, at its expense, provides liability insurance for the benefit of its Trustees and officers.
Summary of Trustees’ Qualifications
Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the State Street Master Funds’ Board.
Michael F. Holland: Mr. Holland is an experienced business executive with 41 years of experience in the financial services industry including 16 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since

State Street Master Funds’ inception) and possesses significant experience regarding the State Street Master Funds’ operations and history.
William L. Boyan: Mr. Boyan is an experienced business executive with over 41 years experience in the insurance industry; his experience includes service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since State Street Master Funds’ inception) and possesses significant experience regarding the Trust’s operations and history.

Rina K. Spence: Ms. Spence is an experienced business executive with over 31 years of experience in the health care and utilities industries; her experience includes service as a trustee, director or officer of various investment companies and charities and chief executive positions for various health and utility companies. She has served on the State Street Master Funds’ Board of Trustees and related Committees for 12 years (since State Street Master Funds’ inception) and possesses significant experience regarding the State Street Master Funds’ operations and history.
Douglas T. Williams: Mr. Williams is an experienced business executive with over 40 years experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since State Street Master Funds’ inception) and possesses significant experience regarding the State Street Master Funds’ operations and history.
     James E. Ross: Mr. Ross is an experienced business executive with over 22 years experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on State Street Master Funds’ Board of Trustees for four years and as President of State Street Master Funds for seven years and possesses significant experience regarding the State Street Master Funds’ operations and history. Mr. Ross is also a senior executive officer of the Adviser.
References to the experience, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Standing Committees
The Board of Trustees of State Street Master Funds has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the State Street Master Funds, and the State Street Master Funds’ shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.
The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the State Street Master Funds’ internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the State Street Master Funds. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended December 31, 2010, the Audit Committee held two meetings.
The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the State Street Master Funds. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2010, the Nominating Committee did not meet.
The Board also has established a Pricing and Investment Committee that is composed of Officers of the State Street Master Funds, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. During the fiscal year ended December 31, 2010, the Pricing Committee did not meet.
Leadership Structure and Risk Management Oversight
The Board has chosen to select different individuals as Chairman of the Board of State Street Master Funds and as President of State Street Master Funds. Currently, Mr. Holland, an Independent Trustee of State Street Master Funds, serves as Chairman of the Board and of the Audit Committee, while Mr. Ross, a Trustee who is also an employee of the Adviser, serves as President of the State Street Master Funds. The Board believes that this leadership structure is appropriate, since Mr. Ross provides the Board with insight regarding the State Street Master Funds’ day-to-day management, while Mr. Holland provides an independent perspective on the State Street Master Funds’ overall operation.

The Board has delegated management of State Street Master Funds to service providers who are responsible for the day-to-day management of risks applicable to State Street Master Funds. The Board oversees risk management for State Street Master Funds in several ways. The Board receives regular reports from both the chief compliance officer and administrator for State Street Master Funds, detailing the results of the State Street Master Funds’ compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Portfolios, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting State Street Master Funds with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect State Street Master Funds and offers advice to management, as appropriate. The Trustees also meet in executive session with Board counsel, counsel to State Street Master Funds, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board oversees risk management parameters for State Street Master Funds, which are effected on a day-to-day basis by service providers to State Street Master Funds.
     Each Independent Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street Master Funds. The following table sets forth the total remuneration of Trustees and officers of State Street Master Funds for the fiscal year ended December 31, 2010.

		Pension or
	Aggregate	Retirement	Estimated Annual	Total Compensation from
	Compensation	Benefits Accrued as Part	Benefits Upon	Trust and Fund Complex
Name of Independent Trustee	from Trust	of Trust Expenses	Retirement	Paid to Trustees
William L. Boyan, Trustee	$40,000	$0	$0	$40,000
Michael F. Holland, Trustee	$40,000	$0	$0	$40,000
Rina K. Spence, Trustee	$40,000	$0	$0	$40,000
Douglas T. Williams, Trustee	$40,000	$0	$0	$40,000
Name of Interested Trustee
James E. Ross, Trustee	$0	$0	$0	$0

     The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the State Street Master Funds as of December 31, 2010.

Aggregate Dollar Range of Equity
	Dollar Range of	Securities in All Registered Investment
Name of Independent	Equity Securities in	Companies Overseen by Trustee in
Trustee	the Trust	Family of Investment Companies
William L. Boyan	None	None
Michael F. Holland	None	None
Rina K. Spence	None	None
Douglas T. Williams	None	None
Name of Interested Trustee
James E. Ross	None	None
CODE OF ETHICS
     The Manager, the Trust, SSgA FM, BlackRock and the Master Portfolios have each adopted a Code of Ethics (“Code”) under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and Trust’s Codes require employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
     From time to time, the Master Portfolio that each Fund invests in may own a security whose issuer solicits a proxy vote on certain matters. The Portfolios have adopted proxy voting policies and procedures (the “Policies”) that set forth guidelines and procedures designed to ensure that the Adviser votes such proxies in the best interests of Portfolio shareholders. The Policies include procedures to address potential conflicts of interest between the Portfolios’ shareholders and its Adviser or its affiliates. Please see Appendix A for a copy of the Policies, as amended. Each Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.
CONTROL PERSONS AND 5% SHAREHOLDERS
     Set forth below are the entities or persons that own 5% or more of the outstanding shares of a Fund or Class as of March 31, 2011, including classes of shares not included in this SAI. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses. The Trustees and officers of the Trusts, as a group, own less than 1% of all classes of each Fund’s shares outstanding.

LIST OF 5% SHAREHOLDERS
(as of March 31, 2011 expect where noted otherwise)
American Beacon Funds
(Institutional Class and Investor Class)

S & P 500 Index Fund (as of April 1, 2011)	Total Fund	Institutional Class	Investor Class
JP Morgan Chase Bank C/O JP Morgan/American Century RPS P.O. Box 419784 Kansas City, MO 64141-6784		99.16%*
TD Ameritrade Inc for the Exclusive benefit of our Clients PO Box 2226 Omaha, NE 68103-2226			37.46%
Charles Schwab & Co. For the Exclusive Benefit of our Customers Attn: Mutual Funds Operations 9601 E. Panorama Center Englewood, CO 80112-3441			17.50%
National Financial Services Corp For the Exclusive Benefit of our Customers Attn: Mutual Funds 5th floor 200 Liberty Street One World Financial Center New York, NY 10281-1003			10.50%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

Small Cap Index Fund	Total Fund	Institutional Class
JP Morgan Chase Bank TTEE	95%	98	%**
$uper $aver Cap Accum Plan For EE Of PTP AMR Corp Subsid PO Box 419784 Kansas City, MO 64141-6784

**	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

International Equity Index Fund	Total Fund	Institutional Class
JP Morgan Chase Bank TTEE	76%	76	%**
$uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784
National Financial Services Corp. * Church Street Station	5%*	5	%*
100 Crosby Pkwy. Covington, KY 41015-4325
Minnesota Life Insurance Co. 400 Robert ST N Saint Paul, MN 55101-2037	6%	6%

*	Denotes record owner of Fund shares only

**	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES
The Manager
     The Manager is a wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”). Lighthouse is indirectly owned by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”). The Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:
•	complying with reporting requirements;

•	corresponding with shareholders;

•	maintaining internal bookkeeping, accounting and auditing services and records; and

•	supervising the provision of services to the Trusts by third parties.
     The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds’ existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.
     Under the Management Agreement, the Manager presently monitors the services provided by BlackRock to the Index LLC Portfolios and by SSgA FM to the Equity 500 Index Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interests of the shareholders of any of the Index Funds to withdraw its investment from the corresponding Portfolio, the Manager would become responsible for directly managing the assets of that Index Fund. In such an event, the Index Fund would pay the Manager an annual fee of up to 0.10% of the Index Fund’s average net assets, accrued daily and paid monthly.
     The Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the Funds for the fiscal years ended December 31, 2008, 2009, and 2010 were approximately $320,000, $309,000, and $388,000, respectively.
     Securities lending for the Index Funds is conducted at the respective Master Portfolio level by the Adviser, so the Manager received no related compensation for the fiscal years ended December 31, 2008, 2009, and 2010. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
     The Investor Class has adopted a Service Plan. The Service Plan for the Investor Class provides that S&P 500 Index Fund will pay up to 0.375% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for the Investor Class Funds will be paid on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Service plan for the Investor Class. The primary expenses expected to be incurred under the Service Plan are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees for the S&P 500 Index Fund for the fiscal years ended December 31, 2008, 2009, and 2010 were approximately $39,000, $49,000, and $51,000 respectively.
     The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.
The Distributor

     Foreside Fund Services, LLC (“Foreside” or “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Funds’ shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. The Distributor may also retain any portion of the commissions fees that are not paid to the broker-dealers, which may be used to pay distribution related expenses.
BlackRock
     Under the terms of the Index LLC’s investment advisory agreement with BlackRock, BlackRock provides the Index LLC with investment advisory and management services. Subject to the supervision of the Index LLC Board, BlackRock is responsible for the actual management of each Index LLC Portfolio and reviews each Portfolio’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with BlackRock. Prior to September 29, 2006, Fund Asset Management (“FAM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as the Index LLC’s investment advisor.
     The investment advisory agreement obligates BlackRock to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Index LLC connected with investment and economic research, trading and investment management of the Index LLC, as well as the fees of all Directors who are affiliated persons of BlackRock or any of their affiliates. The Index LLC Portfolios and their corresponding Funds each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Index LLC Portfolios or Directors of the LLC who are not officers, directors or employees of BlackRock, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Directors of the Index LLC Portfolios or Directors of the LLC, and any extraordinary expenses.
     For the years ended December 31, 2008, December 31, 2009, and December 31, 2010, BlackRock earned $93,067, $74,764, and $79,568 of which $79,741, $18,879, and $49,666 was waived respectively, as compensation for investment advisory services provided to the International Index Series.
     For the years ended December 31, 2008, December 31, 2009, and December 31, 2010, BlackRock earned $47,115, $33,405, and $27,646 of which $26,007, $33,405, and $27,646 was waived, respectively, as compensation for investment advisory services provided to the Small Cap Index Series.
     BlackRock provides administrative services to the Index LLC. The Investment Advisory Agreement obligates BlackRock to provide certain administrative services to the Index LLC and to pay all compensation of and furnish office space for officers and employees of the Index LLC as well as the fees of all Directors who are affiliated persons of BlackRock or any of their affiliates. Each Index LLC Portfolio pays, or causes to be paid, all other expenses incurred in its operation, including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing, and mailing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, SEC fees, expenses of registering the shares under federal, state or foreign laws, fees and actual out-of-pocket expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Index LLC Portfolios. BlackRock Investments, Inc. will pay certain of the expenses of the Index LLC Portfolios incurred in connection with the offering of their shares.
     Pursuant to a Subadministration Agreement between BlackRock and the Manager, BlackRock provides certain other administrative services to the Manager. These services include the maintenance and provision of various records related to the Small Cap Index Series and the International Index Series. For these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee for each Fund will be reduced by the total expense ratio of its corresponding Index Portfolio, net of any fee waivers.

For the years ended December 31, 2008, 2009, and 2010, BlackRock earned $40,650, $70,564, and $57,100 as compensation under the Subadministration Agreement.
SSgA FM and State Street
     SSgA FM is responsible for the investment management of the Equity 500 Index Portfolio pursuant to Investment Advisory Agreements. Under the terms of the Equity 500 Index Portfolio’s Investment Advisory Agreement with SSgA FM, SSgA FM manages the Equity 500 Index Portfolio subject to the supervision and direction of the Board of Trustees of the State Street Master Funds, in accordance with the Portfolio’s investment objective, policies and limitations.
     SSgA FM bears the cost of providing administration, custody and transfer agency services for the Equity 500 Index Portfolio. The Equity 500 Index Fund and the Equity 500 Index Portfolio each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio or Trustees of the Trust who are not officers, directors or employees of SSgA FM, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Equity 500 Index Portfolio or Trustees of the Trust, and any extraordinary expenses.
     State Street provides administrative services to the Equity 500 Index Portfolio. Under the Administration Agreement between the Equity 500 Index Portfolio and State Street, State Street is obligated on a continuous basis to provide such administrative services as the Equity 500 Index Portfolio Board reasonably deems necessary for the proper administration of the Portfolio. State Street generally will assist in all aspects of the Portfolio’s operations; supply and maintain office facilities (which may be in State Street’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filing with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Equity 500 Index Portfolio Board; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, By-Laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.
     For the years ended December 31, 2008, 2009, and 2010, the Equity 500 Index Portfolio paid $893,000 $755,000, and $853,000 respectively, in total compensation to SSgA FM and State Street for investment advisory, administrative and other services. Pursuant to the Advisory Agreement, Administration Agreement, Custody Agreement and Transfer Agency Agreement, State Street and SSgA FM have agreed to assume the ordinary operating expenses of the Equity 500 Index Portfolio. State Street is compensated by SSgA FM for its services as administrator, custodian and transfer agent for the Portfolios. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of these fees.
OTHER SERVICE PROVIDERS
     State Street, located at 2 Copley Plaza, 3rd Floor, Boston, Massachusetts 02116, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located at 330 W. 9th Street, Kansas City, Missouri 64105. State Street also serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to instructions given by the Manager, State Street may invest certain excess cash balances of certain series of the Trust in various futures contracts. State Street also serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio. The J.P. Morgan Chase Bank, N.A., located at 3 Chase Metrotech Center, Brooklyn, New York 11245, serves as custodian for the assets of the International Index Series. State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111 , serves as the custodian for the assets of the Small Cap Index Series. The Fund’s independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219, and for the Equity 500 Index Portfolio is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The independent registered public accounting firm for the Master International Index Series and the Master Small Cap Index Series, two of the series of the Index LLC, is Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540. K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.
PORTFOLIO MANAGERS

     The portfolio managers to the Funds and the Portfolios (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Funds and Portfolios. Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below. The number of accounts and assets for the Portfolio Managers is shown as of December 31, 2010, except Gene L. Needles, Jr. for American Beacon Advisors, Inc., whose number of accounts is shown as of the date of the Prospectus and Other Pooled Investment Vehicles for the Portfolio Managers for American Beacon Advisors, Inc., whose accounts are shown as of September 30, 2010.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of	Registered	Other Pooled		Registered	Other Pooled
Investment Adviser	Investment	Investment	Other	Investment	Investment
and Portfolio Manager	Companies	Vehicles	accounts	Companies	Vehicles	Other accounts
American Beacon Advisors, Inc.
Wyatt Crumpler	19 ($16.2 bil)	3 ($126.5 mil)	3 ($11.4 bil)	N/A	N/A	N/A
Gene L Needles, Jr.	N/A	N/A	N/A	N/A	N/A	N/A
Cynthia Thatcher	6 ($1.0 bil)	N/A	1 ($1.8 bil)	N/A	N/A	N/A

BlackRock Advisors, LLC- The following table sets forth information about funds and accounts other than the International Equity Index Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2010.
Edward Corallo	60 ($44 bil)	164 ($416 bil)	66 ($154 bil)	0 ($0)	8 ($5.7 bil)	3 (1.7 bil)
Christopher Bliss	60 ($44 bil)	77 ($27.4 bil)	5 ($7.4 bil)	0 ($0)	2 ($1.3 bil)	0 ($0)
Jennifer Hsui	60 ($44 bil)	51 ($285 bil)	39 ($109 bil)	0 ($0)	4 ($3 bil)	3 ($5.2 bil)
Creighton Jue	60 ($44 bil)	77 ($114.5 bil)	27 ($42.3 bil)	0 ($0)	2 ($753 mil)	0 ($0)

BlackRock Advisors, LLC- The following table sets forth information about funds and accounts other than the Small Cap Index Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2010.
Edward Corallo	60 ($45 bil)	164 ($416 bil)	66 ($154 bil)	0 ($0)	8 ($5.7 bil)	3 ($1.7 bil)
Christopher Bliss	60 ($45 bil)	77 ($27.4 bil)	5 ($7.4 bil)	0 ($0)	2 ($1.3 bil)	0 ($0)
Jennifer Hsui	60 ($45 bil)	51 ($285 bil)	39 ($109 bil)	0 ($0)	4 ($3 bil)	3 ($5.2 bil)
Creighton Jue	60 ($45 bil)	77 ($114.5 bil)	27 ($42.3 bil)	0 ($0)	2 ($753 mil)	0 ($0)

SSgA Funds Management, Inc. — Equity 500 Index Portfolio
John Tucker	98 ($76.93 bil)	254 ($288.50 bil)	294 ($263.02 bil)	N/A	N/A	N/A
Karl Schneider	98 ($76.93 bil)	254 ($288.50 bil)	294 ($263.02 bil)	N/A	N/A	N/A

Conflicts of Interest
     As noted in the table above, the Portfolio Managers manage accounts other than the Funds and Portfolios. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and investment advisor to the Index Portfolios of any foreseeable material conflicts of interest that may arise from the concurrent management of Funds and other accounts as of the end of each Fund’s most recent fiscal year.
     The Manager. The Manager’s Portfolio Managers are responsible for managing one or more of the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
     Portfolio Managers of the Manager with responsibility for the Funds are also responsible for managing, among other accounts, the pension assets for AMR Corporation and its subsidiaries (“AMR Pension Accounts”). These Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors who invest the assets of [the Funds and] AMR Pension Accounts. The same investment process and overall investment strategies are used for both the Funds and the AMR Pension Accounts. Potential conflicts of interest may occur when the Manager’s Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. This potential conflict of interest is disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.
     BlackRock. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee mayor may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or Significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Corallo, Bliss, Jue and Ms. Hsui currently manage certain accounts that are subject to performance fees. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
SSgA FM. A portfolio manager may be subject to potential conflicts of interest, because he or she is responsible for other accounts in addition to the Equity 500 Index Portfolio. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.
     A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.
     A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be fair and equitable.
     Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.
Compensation
     The Portfolio Managers are compensated in various forms by their respective investment advisor. Following is a description provided by each investment advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.
     The Manager Compensation of the Manager’s Portfolio Managers is comprised of base salary and annual cash bonus. Each Portfolio Manager’s base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager’s annual cash bonus plan. The amount of the total bonus pool is based upon several factors including (i) profitability of the Manager, (ii) organic growth of assets under management and (iii) the relative investment performance of the assets managed by the Manager. The investment performance goals are as follows: (a) twenty-five percent (25%) of Actively Managed Variable Rate Funds are ranked in the top quartile of their respective Lipper universe over a five year period; and (b) thirty-three percent (33%) of Actively Managed Variable Rate Funds achieve an overall Morningstar rating of 4-star or better. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility. Additionally, the Portfolio Managers participate in the Manager’s Equity Option Plan.

     BlackRock BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.
Base compensation Generally, portfolio managers receive base compensation bused on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
Discretionary Incentive Compensation Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Series include the following:

Christopher Bliss	International Index Series	EAFE Index
Edward Corallo
Jennifer Hsui
Creighton Jue

Christopher Bliss	Small Cap Index Series	Russell 2000
Edward Corallo
Jennifer Hsui
Creighton Jue
BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of fixed-income funds is measured on both a pre-tax and after-tax basis over various time periods including 1,3,5 and 10-year periods, as applicable. Performance of equity funds is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.
Distribution of Discretionary Incentive Compensation Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-term Retention and Incentive Plan (“LTIP”) - From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Each portfolio manager has participated in the LTIP.
Deferred Compensation Program - A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each Portfolio Manager has participated in the deferred compensation program.
Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.
Portfolio Manager’ Compensation Overview for Mr. Corallo
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance based discretionary bonus and participation in various benefits programs. In addition, a portfolio manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’ s ability to sustain and improve its performance over future periods.
Long-term Retention and Incentive Plan (“LTIP”) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. Equity awards were granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, once vested settle in BlackRock, Inc. common stock.
     SSgA FM The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations

Ownership of Funds
     Certain Portfolio Managers beneficially owned shares of one or more Funds as of the end of each Fund’s most recent fiscal year. A Portfolio Manager’s beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the Portfolio Manager has any direct or indirect beneficial ownership in the Fund listed. The tables below set forth each Portfolio Manager’s beneficial ownership of the Fund(s) under that Portfolio Manager’s management as provided by each investment advisor. In the following tables, “N/A” indicates that the Portfolio Manager does not have responsibility for that Fund.

Name of Investment
Advisor and	S&P 500 Index	Small Cap Index	Int’l Equity
Portfolio Manager	Fund	Fund	Index Fund
American Beacon Advisors, Inc.
Wyatt Crumpler	None	None	None
Gene L. Needles, Jr.	None	None	None
Cynthia Thatcher	$1-$10,000	None	$10,001-$50,000

Name of Investment		BlackRock
Advisor and	BlackRock	Int’l Index
Portfolio Manager	Small Cap Index Fund (1)	Fund (1)
BlackRock Advisors, LLC
Edward Corallo	None	None
Christopher Bliss	None	None
Jennifer Hsui	None	None
Creighton Jue	None	None

1	Individuals may not invest directly in the Index LLC Portfolios. The table represents each Portfolio Manager’s beneficial ownership of the BlackRock Small Cap Index and International Index Funds, feeder funds that, like the Small Cap Index Fund and International Equity Index Fund, invest all of their investable assets in the Index LLC Portfolios.

Name of Investment
Advisor and	Equity 500 Index
Portfolio Manager	Portfolio
SSgA Funds Management, Inc.
John Tucker	None
Karl Schneider	None
PORTFOLIO SECURITIES TRANSACTIONS
     In selecting brokers or dealers to execute particular transactions, the Manager, SSgA FM and BlackRock authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund or Portfolio’s net asset value), and other information provided to the applicable Fund or Portfolio, to the Manager, SSgA FM and/or BlackRock (or their affiliates), provided, however, that the Manager, SSgA FM or BlackRock determines that it has received the best net price and execution available. The Trusts do not allow the Manager to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager, SSgA FM and BlackRock are also authorized to cause a Fund or Portfolio to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager, SSgA FM or BlackRock, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager, SSgA FM or BlackRock exercises investment discretion. However, with disclosure to and pursuant to written guidelines approved by the Board, the Index LLC Board, or the Equity 500 Index Portfolio Board, as applicable, the Manager, BlackRock or SSgA FM (or a broker-dealer affiliated with any one of them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. Brokerage and research services obtained with Fund or Portfolio commissions might be used by the Manager, SSgA FM and/or Blackrock, as applicable, to benefit their other accounts under management.

Index LLC Portfolios
     Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of the Index LLC Portfolios’ portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Index LLC Portfolios, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, an Index LLC Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including an Index LLC Portfolio. In return for such services, BlackRock may cause an Index LLC Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.
     Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Index LLC Portfolios.
     To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which BlackRock might pay with Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analyses. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for BlackRock’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Index LLC to BlackRock are not reduced as a result of BlackRock’s receipt of research services.
     In some cases BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
     From time to time, an Index LLC Portfolio may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Manager with research services. The Financial Industry Regulatory Authority, Inc. (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
     BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for an Index LLC Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

     Each Index LLC Portfolio anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Index LLC Portfolio will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.
Foreign equity securities may be held by an Index LLC Portfolio in the form of ADRs, EDRs and GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.
     An Index LLC Portfolio’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.
     For the fiscal years ended December 31, 2008, 2009 and 2010, the Small Cap Index Series paid brokerage commissions of $119,466, $86,190, and $197,482 respectively, and paid $0, $0, and $0 in commissions to affiliates in fiscal years ended December 31, 2008, 2009 and 2010, respectively.
     For the fiscal years ended December 31, 2008, 2009 and 2010, the International Index Series paid brokerage commissions of $163,884, $130,079, and $102,678 respectively, and paid $41,908, $0, and $0 in commissions to affiliates in fiscal years ended December 31, 2008, 2009 and 2010, respectively.
     For the fiscal year ended December 31, 2010, the brokerage commissions paid by the Small Cap Index Series to affiliates represented 0% of the aggregate brokerage commissions paid and involved 0% of the Small Cap Index Series’ dollar amount of transactions involving payment of commissions during the year.
     For the fiscal year ended December 31, 2010, the brokerage commissions paid by the International Index Series to affiliates represented 0% of the aggregate brokerage commissions paid and involved 0% of the International Index Series’ dollar amount of transactions involving payment of commissions during the year.
     Shareholders of the Small Cap Index and International Equity Index Funds bear only their pro-rata portion of the brokerage commissions.
     The following table shows the dollar amount of brokerage commissions paid to brokers for providing 28(e) research/brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2010. The provision of 28(e) research/brokerage services was not necessarily a factor in the placement of all brokerage business with such brokers.

	Amount of Commissions
	Paid to Brokers for Providing 28(e)	Amount of Brokerage
Portfolio	Research/Brokerage Services	Transactions Involved
Small Cap Index Series	$0	$0
International Index Series	$0	$0
     Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Index LLC Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

     Purchases of money market instruments by an Index LLC Portfolio are made from dealers, underwriters and issuers. The Index LLC Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
     BlackRock may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from an Index LLC Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that an Index LLC Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that an Index LLC Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
     Investment decisions for each Index LLC Portfolio and for other investment accounts managed by BlackRock are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.
     Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in an Index LLC Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.
     Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.
     Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve an Index LLC Portfolio or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

     In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as an Index LLC Portfolio is concerned, in other cases it could be beneficial to the Index LLC Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
     An Index LLC Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, The PNC Financial Services Group, Inc. (“PNC”), BlackRock Investments, Inc. (“BII”) or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BII or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.
     The portfolio turnover rate of an Index LLC Portfolio is calculated by dividing the lesser of an Index LLC Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Index LLC Portfolio during the year.
     Each Index LLC Portfolio is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Index LLC Portfolio as of the end of its most recent fiscal year. As of December 31, 2010, the following Index LLC Portfolios held the following securities:
Small Cap Index Series

Regular Broker-Dealer	Security	Value
None
International Index Series

Regular Broker-Dealer	Security	Value
Credit Suisse Group AG	Common Stock	$3,724,000
BNP Paribas SA	Common Stock	$4,995,000
Deutsche Bank AG	Common Stock	$3,985,000
Nomura Holdings, Inc.	Common Stock	$1,835,000
Equity 500 Index Portfolio
     SSgA FM places all orders for purchases and sales of the Equity 500 Index Portfolio’s investments. SSgA FM does not currently use the Equity 500 Index Portfolio’s assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. SSgA FM does not “pay up” for the value of any such proprietary research. SSgA FM may aggregate trades with clients of its affiliate, State Street Global Advisors (“SSgA”), whose commission dollars may be used to generate soft dollar credits. Although SSgA FM’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.
     Affiliates of SSgA FM may receive brokerage commissions from the Equity 500 Index Portfolio in accordance with procedures adopted by the Equity 500 Index Portfolio Board under the 1940 Act, which procedures require periodic review of these transactions.

     In certain instances there may be securities that are suitable for the Equity 500 Index Portfolio as well as for one or more of SSgA FM’s other clients. The section entitled Conflicts of Interests — SSgA FM, above, discusses the manner in which SSgA FM addresses such conflicts of interest.
     For the fiscal years ended December 31, 2008, 2009,and 2010, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $171,936, $277,905, and $96,757 respectively. For the fiscal years ended December 31, 2008, 2009, and 2010, the Equity 500 Index Portfolio paid $0, $0 and $0, respectively, in commissions to State Street Global Markets LLC, an affiliated broker of SSgA FM. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of the brokerage commissions.
REDEMPTIONS IN KIND
     Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. For the Funds, redemptions in kind would be paid through distributions of securities held by the applicable Fund’s corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner; the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
TAX INFORMATION
     The tax information set forth in the Prospectus and the information in this section relates solely to federal income tax law and assumes that each Fund qualifies as a regulated investment company (“RIC”) (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Funds and their shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of each Fund or the tax implications to their shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The information is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.
Taxation of the Funds
     Each Fund intends to elect and qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. Each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity Index Fund) foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”);

•	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

•	Distribute annually to its shareholders at least 90% of the sum of its investment company taxable income (generally, taxable net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and, in the case of the International Equity Index Fund, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”).

     Each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio’s assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions — including distributions by the Funds of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (as described below under “Taxation of the Funds’ Shareholders”) — as taxable dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable at the rate for net capital gain (a maximum of 15% through 2012). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.
     Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
     See the part of the next section entitled “Taxation of Certain Investments” for a discussion of the tax consequences to each Fund of certain of its investments and strategies it or, in the case of a Fund, its corresponding Portfolio may employ.
Taxation of the Portfolios
     The Portfolios and their Relationship to Funds. Each Portfolio is classified as a separate partnership for federal tax purposes that is not a “publicly traded partnership” treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio’s income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.
     Because each Fund is deemed to own a proportionate share of its corresponding Portfolio’s assets and to earn a proportionate share of its corresponding Portfolio’s income for purposes of determining whether the Fund satisfies the requirements to continue to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.
     Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund’s recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund’s basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund’s entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund’s basis in its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund’s share of the Portfolio’s net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund’s share of the Portfolio’s losses.
Taxation of Certain Investments
     A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Fund would have to take into account its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or the proceeds of redemption of a portion of the Fund’s interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio’s cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.
     If a Portfolio acquires stock in a foreign corporation that is a “passive foreign investment company” (“PFIC”) and holds the stock beyond the end of the year of acquisition, its corresponding Fund will be subject to federal income tax on the Fund’s share of a portion of any “excess distribution” the Portfolio receives on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” mentioned above. A Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a “qualified electing fund”; however, the requirements for that election are difficult to satisfy. The Portfolios currently do not intend to acquire securities in issuers that are considered PFICs.

     Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Portfolios that are permitted to invest therein realize in connection therewith. In general, any Fund’s share of (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its (or its corresponding Portfolio’s) business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.
     Dividends and interest the International Index Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on their securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.
     A Portfolio may invest in certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Tax Code) and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — and certain foreign currency options and forward contracts that will be “section 1256 contracts.” Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund that invests in such a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain such a Fund recognizes, without in either case increasing the cash available to the Fund.
     Section 988 of the Tax Code also may apply to a Portfolio’s forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
     Offsetting positions a Portfolio enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).
     When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a Portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Taxation of the Funds’ Shareholders
     Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.
     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and (except for an exempt-interest dividend) receive some portion of the price back as a taxable distribution even thought it represents in part a return of invested capital.
     If more than 50% of the value of the total assets of the International Equity Index Fund (including, as applicable, the share of its corresponding Portfolio’s total assets) at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to its share of any foreign and U.S. possessions income taxes paid by it or, as applicable, its corresponding Portfolio. If a Fund makes this election, it will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend the Fund pays that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against his federal income tax or, alternatively, deduct the taxes deemed paid by him in computing his taxable income. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund’s (or the Fund’s share of the Portfolio’s) income from foreign and U.S. possessions sources and foreign taxes paid. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
Cost Basis Reporting
Legislation passed by Congress in 2008 requires the Funds (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use a default cost basis method that has not yet been determined. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

Backup Withholding
     A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of distributions paid to you, equal to the backup withholding rate then in effect multiplied by the amount of the distribution, if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.” A Fund will also be required to withhold such percentage of the proceeds of redemptions of shares in the first of these three situations. Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded.
Foreign Shareholders
     Taxation of a shareholder who, under the Tax Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.
If the income from a Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. A foreign shareholder generally would be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain (other than gain realized on disposition of U.S. real property interests), unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Foreign shareholders will not be subject to federal income tax on “short-term capital gain dividends” and “interest-related dividends” paid (if any) by each Fund during the Funds’ tax years beginning before January 1, 2012. If the income from a Fund is effectively connected with your U.S. trade or business, you will be subject to federal income tax on such income as if you were a U.S. shareholder.
DESCRIPTION OF THE TRUST
     The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
     The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The following individuals (and members of that individual’s “immediate family”) are eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000: (i) employees of the Manager, (ii) officers and directors of AMR Corporation, (iii) members of the Trust’s Board of Trustees, (iv) employees of TPG/Pharos, (v) members of the Manager’s parent’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.
     The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds.
FINANCIAL STATEMENTS
     The audited financial statements of the following Funds and Portfolios, including the reports of the independent registered public accounting firms (Ernst & Young LLP for the Funds and the Equity 500 Index Portfolio and Deloitte & Touche LLP for the Portfolios of the Index LLC), are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders of the International Equity Index Fund, S&P 500 Index Fund and Small Cap Index Fund for the period ended December 31, 2010.

S&P 500 Index Fund	Equity 500 Index Portfolio
International Equity Index Fund	Master International Index Series
Small Cap Index Fund	Master Small Cap Index Series

APPENDIX A
PROXY VOTING POLICIES AND PROCEDURES — For the BlackRock-Advised Funds
December, 2009
I. INTRODUCTION
The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.
Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.
BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.
BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES
A. Boards of Directors
The Funds generally support the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.
B. Auditors
These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.
C. Compensation and Benefits
These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.
D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
F. Environmental and Social Issues
These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT
BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.
IV. REPORTS TO THE BOARD
BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

STATE STREET MASTER FUNDS
STATE STREET INSTITUTIONAL INVESTMENT TRUST
PROCEDURES AND POLICIES RELATING TO PROXY VOTING
The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the “Trusts”) has determined that it is in the best interests of the Trusts and their respective series (each, a “Fund” and collectively, the “Funds”) for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.
I. Policy
It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Trusts’ investment adviser (the “Adviser”) as a part of the Adviser’s general management of the Funds’ portfolios, subject to the Board’s continuing oversight. The Board of Trustees of the Trusts (the “Board”) hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.
II. Fiduciary Duty
The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.
III. Procedures
The following are the procedures adopted by the Board for the administration of this policy:
A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.
B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the trust and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.
D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund’s principal underwriter or Adviser and the applicable Fund’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser’s

Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.
IV. Revocation
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
V. Annual Filing
The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.
VI. Disclosures
A. The Trusts shall include in its registration statement:
1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts’ toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.
B. The Trusts shall include in its annual and semi-annual reports to shareholders:
1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts’ toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and
2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Advisers’ toll-free telephone number at (800) 997-7327; or through a specified Internet address; or both; and on the SEC’s website at www.sec.gov.
VII. Maintenance of Procedures.
The Trusts shall maintain and preserve permanently in an easily accessible place a written copy of these procedures.
VIII. Review and Revision Process.
The Trusts’ Boards of Trustees, including a majority of the Trusts’ non-interested Trustees (as defined in the 1940 Act, shall review and amend these Policies and Procedures as they deem necessary and advisable.
Approved: September 18, 2003
Revised: September 17, 2009

State Street Master Funds
State Street Institutional Investment Trust
Introduction
SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).
Proxy Voting Procedure
Oversight
The SSgA FM Corporate Governance Team, comprised of corporate governance professionals and governance analysts, is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:
1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) generally applies its proxy voting policy consistently and keeps records of votes for each client;

6) documents the reason(s) for voting for all non-routine items; and

7) keeps records of such proxy voting available for inspection by the client or governmental agencies.
Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.
Proxy Voting Process
SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.
On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.
In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:
(i) proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and
(ii) proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities).
Conflict of Interest
From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).
In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.
Engagement
SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which can also help protect shareholder value.
The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.
Nature and Form of Engagement
SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:
Reactive
Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.
Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face to face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long term shareholder value.
Dynamic
Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long term shareholder value from excessive risk due to governance related risks.
SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.
When Does SSgA FM Engage Issuers?
SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.
Voting and engagement
SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.
Developed and Non-Developed Markets
SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.
Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.
In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure, best practice and shareholder rights.
Summary of Proxy Voting Guidelines
Directors and Boards
The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, we routinely discuss the importance of the board with issuers.
In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. In assessing nominees, SSgA FM considers whether board nominees will perform their duties without management influence, and whether the nominee has the appropriate skills and industry knowledge necessary to contribute fully to the company. SSgA FM advocates that boards adopt a committee structure with independent directors on the key committees. When opposing directors, based on independence factors, SSgA FM focuses on the key committees. We believe a vigorous and diligent board of directors, a majority of whom are independent, with an appropriate committee structure, is the key to fulfilling the board’s responsibilities to a corporations’ effective governance.
Accounting and Audit Related Issues
SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.
We believe the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, we believe the audit committee should approve audit and non-audit services performed by outside audit firms.
Capital Structure, Reorganization and Mergers
Though we don’t seek involvement in the day-to-day operations of an organization, we recognize the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, we believe the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.
The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.
Compensation
SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.
General/Routine
Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We believe SSgA FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues
Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.
International Statement
SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. We will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.
SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.
SSgA FM Proxy Voting Guidelines
State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make voting decisions in the manner we believe will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).
I. DIRECTOR RELATED ITEMS
Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.
Director Elections
SSgA FM generally supports election of directors in most uncontested elections. However, SSgA FM may withhold votes from (or support the removal of) a nominee or an entire board, in certain circumstances, including but not limited to:

•	A nominee who we determine to be inadequately independent of management and serves on any of the board’s key committees (compensation, audit, and nominating). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of board meetings, or whether the nominee receives non-board related compensation from the issuer.

•	CEOs of public companies who sit on more than three public company boards.

•	Nominees who sit on more than six public company boards.

•	SSgA FM may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA FM may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA FM will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA FM will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting
SSgA FM will generally support a majority vote standard if it is based on shares outstanding, and SSgA FM will generally vote against proposals requesting a majority vote based on votes cast standard.
SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares outstanding) to pass or repeal certain provisions.
Annual Elections
SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders right plan.
Cumulative Voting
SSgA FM does not support cumulative voting structures for the election of directors.
Separation Chair/CEO
SSgA FM analyzes proposals for the separation of Chair/CEO on a case by case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.
Age/Term Limits
Generally, SSgA FM will vote against limits to tenure.
Approve Remuneration of Directors
Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.
Indemnification
Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.
Confidential Voting
SSgA FM will support confidential voting.
Board Size
SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
II. AUDIT RELATED ITEMS
Ratifying Auditors and Approving Auditor Compensation
SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive. SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*.
Accept Financial Statements Consolidated Financial Statements and Statutory Reports
It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.
III. CAPITAL STRUCTURE
Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Increase in Authorized Common Shares
In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.
SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.
Increase in Authorized Preferred Shares
SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.
Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Preemptive Rights and Non-Preemptive Rights
In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).
For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.
Unequal Voting Rights
SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.
However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.
Dividends and Share Repurchase Programs
SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.
Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.
IV. MERGERS AND ACQUISITIONS
Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES
Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans
SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.
In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).
SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.
SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).
Special Meetings
SSgA FM will support proposals for the right to call a special meeting, and SSgA FM will vote against proposals seeking to eliminate the right to call a special meeting.
Where the right to call a special meeting exists:

•	SSgA FM supports shareholder proposals to reduce the threshold to call a special meeting to 10%.

•	SSgA FM supports management proposals to reduce the threshold to call a special meeting to a percentage lower than the current threshold, for example, we will support a company moving from a 40% threshold to a 25% threshold.

Super-Majority

SSgA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.
VI. REMUNERATION
Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.
Advisory Vote on Executive Compensation and Frequency
SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.
SSgA FM supports an annual advisory vote on executive compensation.
Approve Remuneration Report
SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.
If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.
Employee Equity Award Plans
SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plans plan are: Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, including the industry of the issuer.
Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.
Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.
Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.
162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.
Employee Stock Option Plans
SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.
Compensation Related Items
SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS
SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate.

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting.

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives.

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

VII. ENVIRONMENTAL AND SOCIAL ISSUES
Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.
Record Keeping
In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;
2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.
More Information
Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager

APPENDIX B
Ratings Definitions
     Below are summaries of the ratings definitions used by the some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.
     Ratings of Long-Term Obligations — Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.
     The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. Obligations rated B are deemed to be highly speculative. For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of RR1 (outstanding). Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of RR2 (superior), or RR3 (good) or RR4 (average). Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of RR4 (average) or RR5 (below average). Obligations rated C indicate, for issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of RR6 (poor). Obligations rated RD indicate an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. Obligations rated D indicate an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (a) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (b) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (c) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation. Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
     Standard & Poor’s and Fitch Ratings apply indicators (such as “+” and “-”) and DBRS adds “high” or “low” to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

     Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2 or P-3, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.
     Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days—including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

AMERICAN BEACON FUNDS
PART C. OTHER INFORMATION
Item 28. Exhibits

(a)	(1)	Amended and Restated Declaration of Trust, dated November 1, 2004 — (xiv)

	(2)	Written Instrument Amending the Amended and Restated Declaration of Trust, filed with the Commonwealth of Massachusetts on March 23, 2005 — (xxi)

(b)		Bylaws — (i)

(c)
Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(d)	(1)(A)
Management Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, American Beacon Master Trust and American Beacon Advisors, Inc., dated September 12,
2008 — (xx)

	(1)(B)	Amendment to Management Agreement, dated February 13, 2009 — (xxx)

	(1)(C)	Form of Amendment to Management Agreement — (xxv)

	(1)(D)	Amendment to Management Agreement, dated December 8, 2010 (xxxiv)

	(2)(A)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated September 12, 2008 — (xxxix)

	(2)(B)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated September 12, 2008 — (xxxix)

	(2)(C)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Calamos Advisors LLC, dated September 12, 2008 — (xxxix)

	(2)(D)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Causeway Capital Management LLC, dated September 12, 2008 — (xxxix)

	(2)(E)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Dreman Value Management LLC, dated January 19, 2011 — (xxxix)

	(2)(F)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Franklin Advisers, Inc., dated January 13, 2011 — (xxxix)

	(2)(G)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated September 12, 2008 — (xx)

(2)(H)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Lazard Asset Management LLC, dated September 12, 2008 — (xxxix)

(2)(I)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Logan Circle Partners, L.P., dated January 14, 2011 — (xxxix)

(2)(J)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated September 12, 2008 — (xxxix)

(2)(J)(ii)	Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated January 1, 2009 — (xxxix)

(2)(K)	Investment Advisory Agreement between American Beacon Advisors, Inc. and NISA Investment Advisors, L.L.C., dated September 12, 2008 — (xxxix)

(2)(L)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Opus Capital Group, LLC, dated January 14, 2011 — (xxxix)

(2)(M)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated September 12, 2008 — (xxxix)

(2)(M)(ii)	Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated April 1, 2009 — (xxxix)

(2)(N)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Templeton Investment Counsel, LLC, dated September 12, 2008 — (xxxix)

(2)(O)	Investment Advisory Agreement between American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated September 12, 2008 — (xxxix)

(2)(P)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and The Renaissance Group LLC, dated January 21, 2011 — (xxxix)

(2)(Q)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Winslow Capital Management, Inc., dated January 20, 2011— (xxxix)

(2)(R)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Standish Mellon Asset Management Company LLC dated January 20, 2011 — (xxxix)

(2)(S)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Zebra Capital Management, LLC dated May 25, 2010 — (xxxix)

	(2)(T)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Evercore Asset Management, LLC dated August 18, 2010 — (xxxix)

	(2)(U)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Strategic Income Management, LLC (xxxvii)

	(2)(V)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Dean Capital Management, LLC (to be filed by subsequent amendment)

	(2)(W)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Fox Asset Management, LLC (to be filed by subsequent amendment)

	(2)(X)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Signia Capital Management, LLC (to be filed by subsequent amendment)

	(2)(Y)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandes Investment Partners, L.P. dated January 20, 2011 (xxxix)

	(2)(Z)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Massachusetts Financial Services Company (xxxv)

	(2)(AA)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and GAM Investment Management Limited — (xli)

	(2)(BB)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Pacific Investment Management Company LLC — (xli)

(e)	(1)	Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated March 31, 2009 — (xxx)

	(2)	Amendment to Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated September 1, 2010 — (xxxiv)

	(3)	Amendment to Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated February 14, 2011 (xxxix)

(f)		Bonus, profit sharing or pension plans — (none)

(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997 — (ii)

	(2)	Amendment to Custodian Agreement to add Small Cap Value Fund, dated January 1, 1999 — (iv)

	(3)	Amendment to Custodian Agreement to add Large Cap Growth Fund, Emerging Markets Fund, Small Cap Index Fund and International Equity Index Fund, dated July 31, 2000 — (ix)

	(4)	Amendment to Custodian Agreement to add High Yield Bond Fund, dated December 29, 2000 — (v)

	(5)	Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 of the 1940 Act, dated June 1, 2001 — (ix)

	(6)	Amendment to Custodian Agreement to add Enhanced Income Fund, dated July 1, 2003 — (xi)

	(7)	Amendment to Custodian Agreement to add Mid-Cap Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004— (xiii)

	(8)	Amendment to Custodian Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 — (xvii)

	(9)	Form of Amendment to Custodian Agreement to add American Beacon Global Real Estate Fund — (xxv)

(10)
Amendment to Custodian Agreement to add American Beacon Zebra Large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, American Beacon Evercore Small Cap Equity Fund, American Beacon SiM High Yield Opportunities Fund and American Beacon Small Cap Value II Fund (xxxvii)

(h)	(1)(A)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998 — (ii)

	(1)(B)	Amendment to Transfer Agency and Service Agreement to add Small Cap Value Fund, dated January 1, 1999 — (iv)

	(1)(C)	Amendment to Transfer Agency and Service Agreement to add four new series of American AAdvantage Funds, dated July 31, 2000 — (ix)

	(1)(D)	Amendment to Transfer Agency and Service Agreement to add High Yield Bond Fund, dated December 29, 2000 — (v)

	(1)(E)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated July 24, 2002 — (viii)

	(1)(F)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002 — (ix)

	(1)(G)	Amendment to Transfer Agency and Service Agreement to add Enhanced Income Fund, dated July 1, 2003 — (xi)

	(1)(H)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004 — (xviii)

	(1)(I)	Amendment to Transfer Agency and Service Agreement to add Mid-Cap Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004 — (xiii)

(1)(J)	Amendment to Transfer Agency and Service Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 — (xvii)

(1)(K)	Form of Amendment to Schedule A to Transfer Agency and Service Agreement to add American Beacon Global Real Estate Fund — (xxv)

(1)(L)	Amended and Restated Schedule A to the Transfer Agency and Service Agreement, dated October 21, 2010 (xxxvi)

(2)(A)	Securities Lending Agency Agreement between the American Beacon Funds and Brown Brothers Harriman & Co., dated March 15, 2008 (xxxvi)

(2)(B)	First Amendment to the Securities Lending Agency Agreement, dated May 2, 2008 (xxxvi)

(2)(C)	Second Amendment to the Securities Lending Agency Agreement, dated May 20, 2009 (xxxvi)

(2)(D)	Third Amendment to the Securities Lending Agency Agreement, dated November 3, 2009 (xxxvi)

(3)(A)
Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc., dated September 12, 2008 — (xx)

(3)(B)
Amendment to Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc., dated April 30, 2009 — (xxii)

(3)(C)
Amendment to Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc., dated July 24, 2009 — (xxiii)

(3)(D)
Form of Amendment to Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc., dated March 2010 — (xxv)

(3)(E)
Amendment to Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc., dated November 18, 2010 — (xxxiv)

(4)(A)
Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated November 29, 1999 — (iii)

(4)(B)
Amendment to Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company to add Mid-Cap Value Fund and Emerging Markets Fund, dated June 30, 2004 — (xiii)

(4)(C)
Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005 (xxxvi)

(4)(D)
Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010 (xxxvi)

(5)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009 — (xxiii)

(6)	Service Plan Agreement for the American AAdvantage Funds Service Class, dated May 1, 2003 — (x)

(7)(A)	Service Plan Agreement for the American Beacon Funds Retirement Class, dated April 30, 2009 — (xxii)

(7)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Retirement Class, dated December 15, 2010 (xxxvi)

(8)(A)	Service Plan Agreement for the American Beacon Funds Y Class, dated July 24, 2009 — (xxiii)

(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Y Class, dated December 15, 2010 (xxxvi)

(9)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010 — (xxvii)

(9)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated December 15, 2010 (xxxvi)

(10)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010 — (xxxi)

(10)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated December 15, 2010 (xxxvi)

(11)	Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated June 30, 2000 — (iv)

(12)	Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001 — (vii)

(13)	Purchase Agreement between American AAdvantage Funds and John H. Harland Company, dated December 1, 2001 — (vii)

	(14)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008 — (xix)

(i)		Opinion and consent of counsel — (filed herewith)

(j)	(1)	Consent of Independent Registered Public Accounting Firm — (filed herewith)

(k)		Financial statements omitted from prospectus — (none)

(l)		Letter of investment intent — (i)

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the American AAdvantage Funds — (i)

	(2)	Distribution Plan pursuant to Rule 12b-1 for the Service Class — (x)

	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the Retirement Class — (xxiii)

	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the Retirement Class, dated December 15, 2010 (xxxvi)

	(4)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class — (xxx)

	(4)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated December 15, 2010 (xxxvi)

	(5)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class — (xxxi)

	(5)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated December 15, 2010 (xxxvi)

(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated March 9, 2011 — (xl)

(p)	(1)	Code of Ethics of American Beacon Advisors, Inc., American Beacon Master Trust, American Beacon Funds, American Beacon Mileage Funds, and American Beacon Select Funds, dated March 14, 2011 — (xl)

	(2)	Code of Ethics of State Street Master Funds, dated February 18, 2010 — (xxix)

	(3)	State Street Global Advisors Code of Ethics, dated November 1, 2010 — (filed herewith)

	(4)	Code of Ethics of Quantitative Master Series LLC, dated February 1, 2005, as amended February 24, 2011 — (filed herewith)

	(5)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010 — (xxxviii)

	(6)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2011 — (xl)

	(7)	Code of Ethics and Insider Trading Policy of Calamos Advisors LLC, dated March 17, 2009 — (xxxvi)

(8)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005 and revised August 10, 2010— (xxxvi)

(9)	Code of Ethics and Insider Trading Policy of Dreman Value Management LLC, February 24, 2010 — (xxxvi)

(10)	Code of Ethics and Policy Statement on Insider Trading of Franklin Advisers, Inc., revised May 2010— (xxxvi)

(11)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated August 2009 — (xxxvi)

(12)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated November 2008 — (xxi)

(13)	Code of Ethics and Personal Trading Guidelines of Morgan Stanley Investment Management Inc., effective September 17, 2010 — (xxxvi)

(14)	Code of Ethics and Standard of Professional Conduct of NISA Investment Advisors, L.L.C., dated February 2010— (xxxvi)

(15)	Code of Business Conduct and Ethics of Opus Capital Group, LLC, dated January 7, 2005 and revised March 31, 2010 — (xxxvi)

(16)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009 — (xxi)

(17)	Code of Ethics and Policy Statement on Insider Trading of Templeton Investments Counsel, LLC, dated May 2010 — (xxxvi)

(18)	Code of Ethics of Renaissance Investment Management, effective May 13, 2010 — (xxxvi)

(19)	Code of Ethics of Winslow Capital Management, Inc., dated February 2005 — (xxii)

(20)	Code of Conduct and Personal Securities Trading Policy of The Bank of New York Mellon, parent company of The Boston Company Asset Management, LLC and Standish Mellon Asset Management LLC — (xxvi)

(21)	Code of Ethics of Zebra Capital Management, LLC (xxviii)

(22)	Code of Ethics of Evercore Asset Management, LLC, August 18, 2010 (xxxvi)

(23)	Code of Ethics for Strategic Income Management, LLC (xxxiii)

(24)	Code of Ethics for Dean Capital Management, LLC (xxxiv)

(25)	Code of Ethics for Fox Asset Management, LLC (xxxiv)

(26)	Code of Ethics for Signia Capital Management, LLC (xxxiv)

(27)	Code of Ethics of Massachusetts Financial Services Co. (xxxv)

(28)	Code of Ethics of Brandes Investment Partners, L.P. (xxxv)

(29)	Code of Ethics of Fortress Investment Group LLC (on behalf of Logan Circle Partners, L.P. (xxxviii)

(30)	Code of Ethics of Nuveen Investments Inc. (on behalf of Winslow Capital management, Inc.) (xxxviii)

(31)	Code of Ethics of GAM Investment Management Limited (xli)

(32)	Code of Ethics of Pacific Investment Management Company LLC (PIMCO), dated May 2009 (xl)

Other Exhibits:
Powers of Attorney for Trustees of American Beacon Funds, American Beacon Mileage Funds, American Beacon Master Trust, and American Beacon Select Funds, dated May 27, 2009 — (xxiii)
Powers of Attorney for Trustees of the State Street Master Funds, dated February 2011 — (filed herewith)
Powers of Attorney for Trustees of the Quantitative Master Series LLC — (xxi)

(i)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 18, 1997.

(ii)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 1998.

(iii)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 21, 1999.

(iv)	Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 7, 2000.

(v)	Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 29, 2000.

(vi)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2001.

(vii)	Incorporated by reference to Post-Effective Amendment No. 39 t to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2002.

(viii)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 1, 2002.

(ix)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2003.

(x)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 2003.

(xi)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 1, 2003.

(xii)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2004.

(xiii)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 30, 2004.

(xiv)	Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 15, 2004.

(xv)	Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2005.

(xvi)	Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 30, 2005.

(xvii)	Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 31, 2006.

(xviii)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2007.

(xix)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 29, 2008.

(xx)	Incorporated by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 31, 2008.

(xxi)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009.

(xxii)	Incorporated by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 2009.

(xxiii)	Incorporated by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 3, 2009.

(xxiv)	Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A of CNL Funds filed with the Securities and Exchange Commission on October 18, 2007.

(xxv)	Incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 22, 2009.

(xxvi)	Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2010.

(xxvii)	Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 16, 2010.

(xxviii)	Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 18, 2010.

(xxix)	Incorporated by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2010.

(xxx)	Incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 17, 2010.

(xxxi)	Incorporated by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 15, 2010.

(xxxii)	Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 31, 2010 (xxxiii) Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 30, 2010.

(xxxiv)	Incorporated by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 14, 2010.

(xxxv)	Incorporated by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 30, 2010.

(xxxvi)	Incorporated by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 30, 2010.

(xxxvii)	Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 14, 2011.

(xxxviii)	Incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2011.

(xxxix)	Incorporated by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2011.

(xl)	Incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 18, 2011.

(xli)	Incorporated by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 19, 2011.

Item 29. Persons Controlled by or under Common Control with Registrant
          None.
Item 30. Indemnification
     Article XI of the Declaration of Trust of the Trust provides that:
Limitation of Liability
     Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Indemnification
     Section 2.
     (a) Subject to the exceptions and limitations contained in paragraph (b) below:
     (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
     (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
     (b) No indemnification shall be provided hereunder to a Covered Person:
     (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:
     (i) such Covered Person shall have provided appropriate security for such undertaking;
     (ii) the Trust is insured against losses arising out of any such advance payments; or
     (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
     According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
     Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

     Numbered Paragraph 8 of the Management Agreement provides that:
     8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Calamos Advisors LLC provides that:
     9. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:
     8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

     Numbered Paragraph 9 of the Investment Advisory Agreement with Dreman Value Management LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Franklin Advisers, Inc. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:
     8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Logan Circle Partners, L.P. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 7 of the Investment Advisory Agreement with Morgan Stanley Investment Management, Inc. provides that:
     7. (a) Standard of Care. Except as may otherwise be provided by applicable laws and regulations, neither the Adviser nor any of its affiliates or its or their officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Portfolios or any shareholder of a Portfolio or the Trust for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Manager acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or the Assets designated by the Manager to the Adviser, or that the Portfolios or such Assets will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.
     (b) Indemnification. The Manager shall hold harmless and indemnify the Adviser for any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys fees) (“Losses”) incurred by the Adviser in connection with the performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.
     The Adviser shall hold harmless and indemnify the Manager for any and all Losses incurred by the Manager that arise from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder; provided, however, that nothing contained herein shall require that the Manager be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties hereunder or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.
     Numbered Paragraph 8 of the Investment Advisory Agreement with NISA Investment Advisors, L.L.C. provides that:
     8. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Opus Capital Group, LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

     9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:
     8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:
     8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with The Renaissance Group LLC provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Winslow Capital Management, Inc. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Standish Mellon Asset Management LLC provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Manager shall indemnify, defend and hold harmless the Adviser for (a) any action taken, omitted or suffered by Adviser in connection with this Agreement or the services provided hereunder, unless such act or omission shall have resulted from Adviser’s willful misfeasance, bad faith or gross negligence; or (b) any loss arising from Adviser’s adherence to Manager’s instructions. Adviser shall in no event be liable for any indirect, incidental, special, punitive, exemplary or consequential damages in connection with or arising out of this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
Numbered Paragraph 9 of the Investment Advisory Agreement with Evercore Asset Management, LLC provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Dean Capital Management, LLC provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Fox Asset Management, LLC provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Signia Capital Management, LLC provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Brandes Investment Partners, L.P. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co.:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 11 of the Administration Agreement provides that:
     11. Limitation of Liability of American Beacon Advisors, Inc. (“ABA”). ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.
     Section 4.2 of the Distribution Agreement provides that:
     (a) Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Foreside Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Foreside Claim”):
     (i) any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;
     (ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;
     (iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or
     (iv) the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).
     (b) Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Clients Indemnitees” and, with the Foreside Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Clients Claim” and, with a Foreside Claim, a “Claim”):
     (i) any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.
     (ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

     (iii) any material breach of Foreside’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof
     (d) The Clients or Foreside (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.
     (e) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.
     (f) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).
     Section 4.3 of the Distribution Agreement provides that:
     Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:
     (a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

     (b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;
     (c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;
     (d) Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;
     (e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;
     (f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside’s rights or claims relate in settlement of such rights or claims; and
     (g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. I. Business and Other Connections of Investment Manager
     American Beacon Advisors, Inc. (the “Manager”), 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, offers investment management and administrative services. Information as to the officers and directors of the Manager is included in its current Form ADV (SEC File No. 801-29198) filed with the SEC.
     II. Business and Other Connections of Investment Advisers
     The investment advisers listed below provide investment advisory services to the Trust.

     American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.
     Barrow, Hanley, Mewhinney & Strauss, Inc., 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.
     Brandes Investment Partners, L.P., 11988 El Camino Real Suite 500, San Diego, California 92191.
     Brandywine Global Investment Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.
     Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563.
     Causeway Capital Management LLC, 11111 Santa Monica Blvd., Suite 1500, Los Angeles, California 90025.
     Dean Capital Management, LLC, 7450 W. 130th Street, Suite 150, Overland Park, Kansas 66213.
     Dreman Value Management LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.
     Evercore Asset Management, LLC, 55 East 52nd Street, 23rd Floor, New York, New York 10055.
     Fox Asset Management, LLC, 331 Newman Springs Road, Suite 222, Red Bank, New Jersey 07701.
     Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403.
     GAM Investment Management Limited, 12 St. James Place, London, SW1A 1NX.
     Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017.
     Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.
     Logan Circle Partners, LP, 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103.
     Massachusetts Financial Services Co., 500 Boylston Street, Twenty-First Floor, Boston, MA 02116.
     Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036.
     NISA Investment Advisors, L.L.C., 150 N. Meramec Avenue, Sixth Floor, St. Louis, Missouri 63105.

     Opus Capital Group, LLC, One West Fourth Street, Suite 2500, Cincinnati, Ohio 45202.
     Pacific Investment Management Company LLC (PIMCO), 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.
     Pzena Investment Management, LLC, 120 West 45th Street, 20th Floor, New York, New York 10036.
     Signia Capital Management, LLC, 108 North Washington Street, Suite 305, Spokane, Washington 99201.
     Standish Mellon Asset Management LLC, One Boston Place, Suite 2900, 201 Washington Street, Boston Massachusetts 02108-4408.
     Strategic Income Management, LLC, 720 Olive Way, Suite 1675, Seattle, Washington 98102.
     Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Suite 2100, Ft. Lauderdale, Florida 33394.
     The Boston Company Asset Management, LLC, One Boston Place, Boston, Massachusetts 02108.
     The Renaissance Group LLC, The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202.
     Winslow Capital Management, Inc., 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402.
     Zebra Capital Management, LLC, 612 Wheelers Farms Road, Milford, Connecticut 06461.
     Information as to the officers and directors of each of the above investment advisers is included in that adviser’s current Form ADV filed with the SEC and is incorporated by reference herein.
Item 32. Principal Underwriter
     (a) Foreside Fund Services, LLC, Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1)	American Beacon Funds

2)	American Beacon Mileage Funds

3)	American Beacon Select Funds

4)	Henderson Global Funds

5)	Bridgeway Funds, Inc.

6)	Century Capital Management Trust

7)	Sound Shore Fund, Inc.

8)	Forum Funds

9)	Central Park Group Multi-Event Fund

10)	PMC Funds, Series of the Trust for Professional Managers

11)	Nomura Partners Funds, Inc.

12)	Wintergreen Fund, Inc.

13)	RevenueShares ETF Trust

14)	Direxion Shares ETF Trust

15)	Javelin Exchange-Traded Trust

16)	AdvisorShares Trust

17)	Liberty Street Horizon Fund, Series of the Investment Managers Series Trust

18)	DundeeWealth Funds

19)	U.S. One Trust

20)	Turner Funds

21)	Center Coast MLP Focus Fund, Series of the Investment Managers Series Trust

22)	Ironwood Multi-Strategy Fund LLC

23)	Ironwood Institutional Multi-Strategy Fund LLC

24)	FocusShares Trust
     (b) The following are officers and directors of Foreside Fund Services, LLC, the Registrant’s underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
     (c) Not applicable.
Item 33. Location of Accounts and Records
     The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at

American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; 3) Boston Financial Data Services, an affiliate of the Trust’s transfer agent, 330 West 9th St., Kansas City, Missouri 64105; or 4) the Trust’s investment advisers at the addresses listed in Item 26 above.
Item 34. Management Services
     Not applicable.
Item 35. Undertakings
     Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 109 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on April 29, 2011.

AMERICAN BEACON FUNDS
By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 109 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President	April 29, 2011
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer)	April 29, 2011
Melinda G. Heika

W. Humphrey Bogart*	Trustee	April 29, 2011
W. Humphrey Bogart

Brenda A. Cline*	Trustee	April 29, 2011
Brenda A. Cline

Eugene J. Duffy*	Trustee	April 29, 2011
Eugene J. Duffy

Thomas M. Dunning*	Trustee	April 29, 2011
Thomas M. Dunning

Alan D. Feld*	Trustee	April 29, 2011
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	April 29, 2011
Richard A. Massman

R. Gerald Turner*	Trustee	April 29, 2011
R. Gerald Turner

Paul J. Zucconi*	Trustee	April 29, 2011
Paul J. Zucconi

*By	/s/ Rosemary K. Behan

Rosemary K. Behan
Attorney-In-Fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Quantitative Master Series LLC has duly caused this Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A for the American Beacon Funds, as it relates to the Quantitative Master Series LLC only, to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and the State of New Jersey, on April 29, 2011.

QUANTITATIVE MASTER SERIES LLC
By:	/s/John M. Perlowski
John M. Perlowski
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A for the American Beacon Funds, as it relates to the Quantitative Master Series LLC only, has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John M. Perlowski	President and Chief Executive Officer	April 29, 2011
John M. Perlowski	(Principal Executive Officer)

/s/ Neal J. Andrews	Chief Financial Officer	April 29, 2011
Neal J. Andrews	(Principal Financial and Accounting Officer)

David O. Beim*	Director	April 29, 2011
David O. Beim

Richard S. Davis*	Director	April 29, 2011
Richard S. Davis

Ronald W. Forbes*	Director	April 29, 2011
Ronald W. Forbes

Henry Gabbay*	Director	April 29, 2011
Henry Gabbay

Matina Horner*	Director	April 29, 2011
Matina Horner

Rodney D. Johnson*	Director	April 29, 2011
Rodney D. Johnson

Herbert I. London*	Director	April 29, 2011
Herbert I. London

Cynthia A. Montgomery*	Director	April 29, 2011
Cynthia A. Montgomery

Signature	Title	Date

Joseph P. Platt, Jr.*	Director	April 29, 2011
Joseph P. Platt, Jr.

Robert C. Robb, Jr.*	Director	April 29, 2011
Robert C. Robb, Jr.

Toby Rosenblatt*	Director	April 29, 2011
Toby Rosenblatt

Kenneth L. Urish*	Director	April 29, 2011
Kenneth L. Urish

Frederick W. Winter*	Director	April 29, 2011
Frederick W. Winter

*By	/s/ Edward B, Baer

Edward B. Baer
Attorney-In-Fact

SIGNATURES
     This Registration Statement contains certain disclosures regarding State Street Equity 500 Index Portfolio (the “Portfolio”), a series of State Street Master Funds (the “Trust”). The Trust has, subject to the next following sentence, duly caused this Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A of the American Beacon Funds (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on April 29, 2011. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

STATE STREET MASTER FUNDS
By:	/s/ James E. Ross
James E. Ross
President

     This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on April 29, 2011. Each of the following persons is signing this Post-Effective Amendment No. 109 to this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

SIGNATURE	TITLE

/s/ James E. Ross	Trustee and President (Principal Executive Officer), State Street Master Funds
James E. Ross

/s/ Laura F. Dell	Treasurer (Principal Accounting Officer), State Street Master Funds
Laura F. Dell

William L. Boyan*	Trustee, State Street Master Funds
William L. Boyan

Michael F. Holland*	Trustee and Chairman of the Board, State Street Master Funds
Michael F. Holland

Rina K. Spence*	Trustee, State Street Master Funds
Rina K. Spence

Douglas T. Williams*	Trustee, State Street Master Funds
Douglas T. Williams

*By:	/s/ David James

David James
Attorney-In-Fact
pursuant to Powers of Attorney

EXHIBIT INDEX

Type:	Description:

99.i	Opinion and consent of counsel

99.j	Consent of Independent Registered Public Accounting Firm

99.p	State Street Global Advisors Code of Ethics, dated November 1, 2010

99.p(1)	Code of Ethics of Quantitative Master Series LLC dated February 1, 2005, amended February 24, 2011

Other	Power of Attorney for Trustees of the State Street Master Funds